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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
CAPSTONE TURBINE CORPORATION
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CAPSTONE TURBINE CORPORATION
21211 Nordhoff Street
Chatsworth, California 91311

July 18, 2008

Dear Capstone Turbine Stockholder:

        You are cordially invited to attend the 2008 Annual Meeting of Stockholders of Capstone Turbine Corporation to be held at the Ronald Reagan Presidential Library and Museum, 40 Presidential Drive, Simi Valley, California 93065, on August 28, 2008, at 9:00 a.m., Pacific Time. We look forward to meeting you and discussing the accomplishments of the Company for the fiscal year ended March 31, 2008.

        Details of the business to be conducted at the 2008 Annual Meeting of Stockholders are given in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

        In accordance with new rules adopted by the Securities and Exchange Commission, we are mailing to many of our stockholders a Notice of Internet Availability instead of a paper copy of the Proxy Statement and our 2008 Annual Report to Stockholders. The Notice of Internet Availability contains instructions on how stockholders can access the documents over the Internet as well as how stockholders can receive a paper copy of our proxy materials, including the Proxy Statement, the 2008 Annual Report to Stockholders and a proxy card form.

        Whether or not you attend the 2008 Annual Meeting of Stockholders, it is important that your shares be represented and voted. Therefore, I urge you to vote by proxy as soon as possible over the Internet or by phone as instructed in the Notice of Internet Availability or, if you receive paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card. If you attend the Annual Meeting, you may withdraw your proxy and vote your shares personally.

        On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Capstone.

Sincerely,
/s/ DARREN R. JAMISON
Darren R. Jamison President and Chief Executive Officer

Chatsworth, California

YOUR VOTE IS IMPORTANT

PLEASE VOTE OVER THE INTERNET OR BY TELEPHONE AS INSTRUCTED
IN THESE MATERIALS OR COMPLETE, DATE, SIGN AND RETURN A PROXY CARD
AS PROMPTLY AS POSSIBLE.

CAPSTONE TURBINE CORPORATION
21211 Nordhoff Street
Chatsworth, California 91311

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 28, 2008

        The Capstone Turbine Corporation (the "Company" or "Capstone") 2008 Annual Meeting of Stockholders (the "Annual Meeting") will be held at the Ronald Reagan Presidential Library and Museum, located at 40 Presidential Drive, Simi Valley, California 93065, on August 28, 2008, at 9:00 a.m., Pacific Time, for the following purposes:

  1.
  To elect nine members to Capstone's Board of Directors to serve until the next annual meeting or until their successors have been elected and qualified;

  2.
  To approve the Rights Agreement, dated as of July 7, 2005, with Mellon Investor Services LLC, as amended;

  3.
  To approve the Capstone Turbine Corporation Executive Performance Incentive Plan;

  4.
  To approve an amendment to the Capstone Turbine Corporation Amended and Restated 2000 Equity Incentive Plan;

  5.
  To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2009; and

  6.
  To transact any other business that is properly brought before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the accompanying proxy statement. The Board of Directors has fixed the close of business on June 30, 2008 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company's Common Stock at the close of business on that date will be entitled to notice of, and vote at, the Annual Meeting and any adjournments or postponements thereof. In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

        Whether or not you plan to attend the Annual Meeting, please vote over the Internet or by telephone as instructed in these materials or complete, sign, date and return a proxy card promptly. The proxy is being solicited on behalf of the Board of Directors of Capstone for use at the Annual Meeting. The Board of Directors of Capstone recommends that stockholders vote FOR the matters listed above.

        Please note that space limitations make it necessary to limit attendance to stockholders. Registration will begin at 8:30 a.m., and the Annual Meeting will begin at 9:00 a.m. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. We will admit you if we are able to verify that you are a Capstone stockholder. Stockholders holding stock in brokerage accounts will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

        Directions to the Ronald Reagan Presidential Library and Museum can be obtained by contacting the Company at (818) 734-5300.

By Order of the Board of Directors,
/s/ EDWARD I. REICH
Edward I. Reich Secretary

Chatsworth, California
July 18, 2008

CAPSTONE TURBINE CORPORATION
21211 Nordhoff Street
Chatsworth, California 91311

PROXY STATEMENT

For Annual Meeting Of Stockholders
To Be Held August 28, 2008

Information About the 2008 Annual Meeting

        This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors from holders of Capstone Turbine Corporation (the "Company" or "Capstone") issued and outstanding shares of Common Stock, par value $.001 per share ("Common Stock"), to be voted at the 2008 Annual Meeting of Stockholders (the "Annual Meeting"), to be held at the Ronald Reagan Presidential Library and Museum, located at 40 Presidential Drive, Simi Valley, California 93065, at 9:00 a.m. Pacific Time on August 28, 2008, for the purposes set forth in the accompanying notice and herein, and any adjournments or postponements thereof.

Voting Procedures

        If you were a stockholder of record of the Company's Common Stock at the close of business on June 30, 2008, you are entitled to notice of, and to vote at, the Annual Meeting. As of the record date, 151,557,713 shares of the Company's Common Stock were outstanding.

        Proxies properly executed, duly returned to us and not revoked will be voted in accordance with the instructions given. Where no instructions are given, such proxies will be voted FOR each of the nominees and proposals. If any matter not described in this proxy statement (the "Proxy Statement") is properly presented for action at the Annual Meeting, the persons named on the proxy card will have discretionary authority to vote on the action according to their best judgment. Each stockholder of record on June 30, 2008 is entitled to one vote for each share of Common Stock held by such stockholder on that date. The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of our Common Stock eligible to be voted on the record date. Shares that are voted "FOR" or "WITHHOLD AUTHORITY" are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not have the effect of withholding authority to vote for a director. A broker non-vote occurs when a broker holding shares for a beneficial holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Concerning the election of directors, you may: (a) vote for all of the director nominees as a group; (b) withhold authority to vote for all director nominees as a group; or (c) vote for all director nominees as a group except those nominees you identify on the appropriate line. For each of the proposals other than the election of directors, abstentions will have the same legal effect as a vote against these proposals, and broker non-votes will have no effect on the outcome of the vote of these proposals.

        A copy of Capstone's 2008 Annual Report to Stockholders (the "2008 Annual Report") and the Proxy Statement and accompanying proxy card will be first mailed or made available to stockholders on or about July 18, 2008. The 2008 Annual Report includes Capstone's audited consolidated financial statements.

        You may revoke your proxy at any time before it is actually voted at the Annual Meeting by: (i) delivering written notice of revocation to the Secretary of Capstone at our address above; (ii) submitting a later dated proxy; or (iii) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, constitute revocation of the proxy.

Voting Electronically via the Internet or by Telephone

        Whether you hold shares directly as the stockholder of record or through a broker, trustee or other nominee, as the beneficial owner, you may direct how your shares are voted without attending the Annual Meeting. Stockholders are encouraged to vote their proxies by Internet, telephone or completing, signing, dating and returning a proxy card, but not by more than one method. If you vote by Internet or telephone, you do not need to return a proxy card. If you vote by more than one method, only the last vote that is submitted will be counted and each previous vote will be disregarded. Please refer to the instructions provided in the Notice of Internet Availability or proxy card provided to you for information on the available voting methods.

Solicitation of Parties

        We will pay the expense of soliciting proxies and the cost of preparing, assembling and mailing material in connection with the solicitation of proxies. In addition, we have retained Mellon Investor Services LLC to assist in the solicitation. We will pay Mellon Investor Services LLC approximately $10,500 for their assistance in the solicitation of proxies. Our directors, officers or employees also may solicit proxies by mail, e-mail, telephone, facsimile or other means. These individuals will not receive any additional compensation for these efforts.

        Capstone's executive offices are located at 21211 Nordhoff Street, Chatsworth, California 91311, telephone (818) 734-5300.

Proposals of Stockholders for 2009 Annual Meeting

        Stockholder proposals or nominations for directors intended to be presented at the 2009 annual meeting of stockholders (the "2009 Annual Meeting") must be in writing and received at Capstone's executive offices no later than the date listed below and must comply with Capstone's bylaws and the proxy rules of the Securities and Exchange Commission (the "SEC"). If appropriate notice of a stockholder proposal is not received at Capstone's executive offices prior to the close of business on March 20, 2009, the proposal will be deemed untimely. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and the Company's bylaws, an untimely proposal will not be included in the Company's proxy statement or proxy card for the 2009 Annual Meeting and cannot be brought before the 2009 Annual Meeting by the proponent.

        In addition to stockholder nominations made in accordance with the procedures described above, Capstone's Nominating and Corporate Governance Committee will consider stockholder recommendations of candidates for election to the Board of Directors if such recommendations are submitted by the date and in accordance with the policies described in the "Director Recommendation and Nomination Process" section elsewhere in this proxy statement.

The date of this proxy statement is July 18, 2008.

PROPOSAL 1

ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS

        Capstone's Board of Directors currently consists of nine members, all of whom the Company proposes for re-election at the Annual Meeting. The proxies cannot vote for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nine nominees of the Board of Directors named below, all of whom are currently directors of the Company.

        If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. The Company does not expect that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until the director's successor has been elected and qualified, or the earlier of the director's resignation or removal. The table and text below set forth information about each nominee as of June 30, 2008.

Nominees	Age	Director Since
Eliot G. Protsch(1)	55	2002
Richard K. Atkinson	57	2005
John V. Jaggers	57	1993
Darren R. Jamison	42	2006
Noam Lotan	56	2005
Gary J. Mayo	54	2007
Gary D. Simon	59	2005
Holly A.Van Deursen	49	2007
Darrell J. Wilk	63	2006

(1)
Chairman of the Board of Directors.

        Eliot G. Protsch.    Mr. Protsch has been a director since April 2002 and Chairman of the Board of Directors since October 2002. Mr. Protsch is Senior Executive Vice President and Chief Financial Officer of Alliant Energy Corporation (NYSE: LNT), an energy holding company, and has held such positions since January 2004. He previously was President of Interstate Power and Light Company, a subsidiary of Alliant Energy Corporation, and Executive Vice President Energy Delivery, from 1998 to 2003. Mr. Protsch currently serves on the Board of Directors for American Family Insurance (a Mutual Insurance Company). He received his Masters in Business Administration degree and his Bachelor of Business Administration degree in Economics and Finance from the University of South Dakota. Mr. Protsch is a Chartered Financial Analyst.

        Richard K. Atkinson.    Mr. Atkinson was appointed to the Board of Directors in December 2005. Mr. Atkinson was previously Senior Vice President and Chief Financial Officer of US BioEnergy Corporation (Nasdaq: USBE), a Brookings, South Dakota based company that built and operated large efficient ethanol plants and held these positions from June 2006 until April 2008. He previously was Vice President, Chief Financial Officer and Corporate Secretary of Pope & Talbot, a wood and pulp products business headquartered in Portland, Oregon, from December 2003 to June 2006. Before joining Pope & Talbot, Mr. Atkinson was with Sierra Pacific Resources since 1980, most recently as its Vice President, Chief Financial Officer. Mr. Atkinson received his Bachelor of Science degree in Biology/Chemistry from the University of Oregon and his Masters in Business Administration from the University of Nevada, Reno.

        John V. Jaggers.    Mr. Jaggers has been a director since 1993. Mr. Jaggers is General Partner of Sevin Rosen Funds, a venture capital firm and has held this position since 1988. Mr. Jaggers served as Chief Financial Officer of Sevin Rosen Funds from 1995 to 2000. Mr. Jaggers received his Bachelors and Masters degrees in Electrical Engineering from Rice University. He received his Masters in Business Administration from Harvard University.

        Darren R. Jamison.    Mr. Jamison joined Capstone Turbine Corporation in December 2006 as President and Chief Executive Officer and has been a director since December 2006. Mr. Jamison most recently served as President and Chief Operating Officer of Northern Power Systems, Inc. Prior to joining Northern Power Systems, Inc., Mr. Jamison was Vice President and General Manager of Distributed Energy Solutions for Stewart & Stevenson Services, Inc. from 1994 to 2003. He holds a Bachelor of Arts degree in Business Administration and Finance from Seattle University.

        Noam Lotan.    Mr. Lotan was appointed to the Board of Directors in June 2005. Mr. Lotan is the President, Chief Executive Officer and Director of MRV Communications, Inc. ("MRV") (Nasdaq: MRVC), a designer, manufacturer and distributor of communication equipment and services and optical components. He has been in this position since May 1990. Mr. Lotan was also Chief Financial Officer of MRV from October 1993 until June 1995. From 1987 to January 1990, Mr. Lotan served as Managing Director of Fibronics (UK) Ltd., the United Kingdom subsidiary of Fibronics International, Inc. ("Fibronics"), a manufacturer of fiber optic communication networks. MRV purchased the Fibronics business in September 1996. From 1985 to 1987, Mr. Lotan served as Director of European Operations for Fibronics. Prior to such time, Mr. Lotan held a variety of sales and marketing positions with Fibronics and Hewlett-Packard. Mr. Lotan holds a Bachelor of Science degree in Electrical Engineering from the Technion—Israel Institute of Technology and a Masters in Business Administration from INSEAD (the European Institute of Business Administration, Fontainebleau, France).

        Gary J. Mayo.    Mr. Mayo was appointed to the Board of Directors in October 2007. Mr. Mayo is the Vice President of Corporate Sustainability Strategies in the Energy and Environmental Services Division of MGM MIRAGE (NYSE: MGM), one of the world's leading and most respected development companies with significant holdings in gaming, hospitality and entertainment. He has been in this position since November 2006. Prior to his current position, Mr. Mayo held a number of executive positions with Ford Motor Company and its wholly-owned subsidiary Visteon Corporation (spin-off in June 2000) from January 1977 until his retirement in November 2006. Mr. Mayo holds a Bachelor of Science degree in Marketing from C.W. Post College of Long Island University and a Masters in Business Administration from Duke University. Mr. Mayo participated in the Global Executive MBA Program at the Fuqua School of Business at Duke University.

        Gary D. Simon.    Mr. Simon has been a director since August 2005. Mr. Simon has been the Chairman, President and Chief Executive Officer of Acumentrics Corporation, a privately-held manufacturer of innovative power supply equipment, since July 2004. Mr. Simon has also served as the President of Sigma Energy Group, a clean energy investment and business development firm, since October 2003 and since July 2006 has been a limited partner in Velocity Venture Capital. From October 2002 to October 2003, Mr. Simon served as a consultant to several start-up businesses involved with clean energy technologies and as an advisor to the Connecticut and Massachusetts clean energy funds. From April 1998 to October 2002, Mr. Simon served as Senior Vice President, Strategy and Development at Northeast Utilities (NYSE: NU), a utility holding company. From 1998 to 2002, Mr. Simon served as a member of the Board of Directors of Northeast Optic Network, a public company that operated a high-speed fiber optic network from Boston to Washington, D.C. Mr. Simon holds a Bachelor of Arts degree in microbiology from Indiana University and an Masters of Science degree in Ecology (Resource Economics) from the University of California, Davis.

        Holly A. Van Deursen.    Ms. Van Deursen was appointed to the Board of Directors in October 2007. Ms. Van Deursen currently serves in non-executive director roles for Actuant Corporation since 2008, Bemis Company, Inc. since 2008 (NYSE: BMS), Anson Industries since 2006, and Petroleum Geo-Services since 2006 (OSE: PGS). Prior to her current roles, Ms. Van Deursen was employed by BP plc / Amoco Corporation from 1989 to 2005 and served on the Top-Forty Executive Team as Group Vice President, Petrochemicals from 2003 to 2005 and Group Vice President, Strategy from 2001 to 2003. Ms. Van Deursen received her Bachelor of Science degree in Chemical Engineering from the University of Kansas and her Masters in Business Administration degree from the University of Michigan.

        Darrell J. Wilk.    Mr. Wilk was appointed to the Board of Directors in June 2006. Mr. Wilk has been President of Ace Label Systems in Golden Valley, Minnesota since 2007. Mr. Wilk has taught an executive sales seminar at the University of Wisconsin—Madison since 2005. Previously, Mr Wilk was a Strategic Planning and Marketing instructor at Concordia University in St. Paul, Minnesota and Argosy University from 2005 to 2007. From 2003 to December 2005, Mr. Wilk was Vice President and Director of Sales and Marketing Worldwide for the Electronics Components division of ITT Industries (NYSE: ITT), a global engineering and manufacturing company. Mr. Wilk also held the position of Vice President and Director of Marketing and Sales Worldwide for the Switch Products division of ITT Industries from 1981 to 2003. From 1972 to 1981, Mr. Wilk served in Sales and Marketing Manager roles in North America at 3M Company (NYSE: MMM), a diversified technology company. He also held the position of Application Engineer of North America from 1968 to 1972. Mr. Wilk holds a Bachelor of Science degree in Physics from Loyola University of Chicago and a Masters in Business Administration from the University of Detroit.

Required Vote for Approval and Recommendation of the Board of Directors

        Assuming the presence of a quorum, the nine nominees for director receiving the highest number of votes will be elected to Capstone's Board of Directors. Information regarding the method by which votes will be counted appears on page one of this Proxy Statement under the heading "Voting Procedures."

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE CANDIDATES NOMINATED BY THE BOARD OF DIRECTORS.

PROPOSAL 2

APPROVAL OF THE RIGHTS AGREEMENT

        The Company is currently a party to a Rights Agreement, dated as of July 7, 2005, with Mellon Investor Services LLC, as amended (the "Rights Agreement"). Pursuant to a "sunset provision," the Rights Agreement will expire on the 30th day after the 2008 Annual Meeting unless continuation of the Rights Agreement is approved by the stockholders of the Company at the Annual Meeting. The Board of Directors considered whether to propose approval of the Rights Agreement to the stockholders on the terms of the Rights Agreement as it was adopted by the Board of Directors in 2005. After consideration, the Board of Directors adopted an amendment to the Rights Agreement in July 2008 to make certain changes recommended by its Nominating and Corporate Governance Committee before submitting the agreement to the stockholders for approval. The full text of the Rights Agreement, as amended by the amendment adopted by the Board of Directors on July 3, 2008, can be found attached to the Current Reports on Form 8-K filed by the Company with the SEC on July 8, 2005 and July 10, 2008.

        The Board of Directors believes that maintaining the Rights Agreement is an important tool with which it can protect stockholder value. The rights to purchase preferred stock as set forth in the Rights Agreement (the "Rights") are intended to protect the stockholders of the Company in the event of an unfair or coercive offer to acquire the Company and to provide the Board of Directors with adequate time to evaluate unsolicited offers. The Rights may have anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on a substantial number of Rights being acquired. The Rights, however, should not inhibit any prospective offeror willing to make an offer at a fair price and otherwise in the best interests of the Company and its stockholders, as determined by the Board of Directors. The Rights should also not interfere with any merger or other business combination approved by the Board of Directors.

Description of the Rights Agreement

        The following is a summary of the material terms of the Rights Agreement, as amended. The statements below are only a summary, and we refer you to the full text of the Rights Agreement, which can be found attached to the Current Reports on Form 8-K referred to above.

  General

        Under the terms of the Rights Agreement, each share of Common Stock outstanding has one Right attached to it, so that the purchase of a share of Common Stock is also a purchase of the attached Right. Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-hundredth of a share (a "Unit") of Series A Junior Participating Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock") at a Purchase Price of $10.00 per Unit, subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement.

  Exercisability and Termination

        Initially, the Rights will be attached to all Common Stock certificates, and no separate Rights certificates will be distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and a "Distribution Date" will occur upon the earlier of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), other than as a result of repurchases of stock by the Company or certain inadvertent actions by institutional or certain other stockholders, or (ii) 10 days (or such later date as the Board of Directors shall determine)

following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 20% or more of the outstanding shares of Common Stock.

        The Rights are not exercisable until the Distribution Date and will expire at 5:00 P.M. (California time) on July 18, 2015, unless such date is extended or the Rights are earlier redeemed or exchanged by the Company as described below (including by virtue of the "sunset provision"). Pursuant to the "sunset provision," the Rights Agreement will terminate unless approved by a vote of the Company's stockholders at the Annual Meeting. If the Rights Agreement is not approved by the stockholders, the Rights will automatically terminate and the holders of Rights will be entitled only to receive the $0.0001 redemption price described below. If the Rights Agreement is approved by the stockholders at the Annual Meeting, then the Rights Agreement will continue until 2011 at which time the Rights Agreement must again be approved by the stockholders of the Company at the 2011 annual meeting of stockholders or the agreement will terminate.

        As soon as practicable after the Distribution Date, Rights certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

  Triggering Events and Adjustment

        In the event that any person or any group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, in lieu of the fractional shares of Series A Preferred Stock, that number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the occurrence of the event set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of the event set forth above until such time as the Rights are no longer redeemable or exchangeable by the Company as set forth below.

        In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock of the Company is changed or exchanged, or (iii) 50% or more of the Company's assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, Common Stock of the acquiring company having a value equal to two times the exercise price of the Right.

        At any time after a person or group of affiliated or associated persons becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the outstanding Common Stock, the Company may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-hundredth of a share of Series A Preferred Stock (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

  Redemption of the Rights

        At any time until ten days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors). Immediately upon the action of the Board of Directors authorizing redemption of the Rights, the Rights will terminate and the holders of Rights will be entitled only to receive the $0.0001 redemption price.

        The Rights Agreement further provides that in the event the Company receives a Qualifying Offer (that has not been terminated prior thereto and which continues to be a Qualifying Offer), stockholders representing at least 10% of the shares of Common Stock then outstanding may request that the Board of Directors call a special meeting of stockholders to vote to exempt the Qualifying Offer from the operation of the Rights Agreement not earlier than 90, nor later than 120, business days following the commencement of such offer. The Board of Directors must then call and hold such a meeting to vote on exempting such offer from the terms of the Rights Agreement within the 90th business day following receipt of the stockholder demand for the meeting; provided that such period may be extended if, prior to the vote, the Company enters into an agreement (that is conditioned on the approval by the holders of not less than a majority of the outstanding shares of Common Stock) with respect to a merger, recapitalization, share exchange or a similar transaction involving us or the direct or indirect acquisition of more than 50% of our consolidated total assets (a "Definitive Acquisition Agreement"), until the time of the meeting at which the stockholders will be asked to vote on the Definitive Acquisition Agreement. If no Acquiring Person has emerged, the offer continues to be a Qualifying Offer and stockholders representing at least a majority of the shares of Common Stock represented at the meeting at which a quorum is present vote in favor of redeeming the rights, then such Qualifying Offer shall be deemed exempt from the Rights Agreement on the date that the vote results are certified. If no Acquiring Person has emerged and no special meeting is held by the date required, the Rights will be redeemed, without the need for action by the Board of Directors, at the close of business on the tenth business day following that date.

        A Qualifying Offer, in summary terms, is an offer determined by the Board of Directors to have each of the following characteristics which are generally intended to preclude offers that are coercive, abusive, or clearly illegitimate:

  •
  is an all-cash tender offer or stock exchange offer or combination thereof for any and all of the outstanding shares of Common Stock of the Company;

  •
  is an offer that has commenced within the meaning of Rule 14d-2(a) under the Securities Exchange Act of 1934, as amended, and is made by an offeror (including its affiliates or associates) that beneficially owns no more than 1% of the outstanding Common Stock of the Company as of the date of such commencement;

  •
  is an offer whose per-share price represents a reasonable premium over the highest market price of our Common Stock in the preceding 24 months, with, in the case of an offer that includes shares of common stock of the offeror, such per-share offer price being determined using the lowest reported market price for common stock of the offeror during the five trading days immediately preceding and the five trading days immediately following the commencement of the offer;

  •
  is an offer which, within 20 business days after the commencement date of the offer (or within 10 business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board of Directors rendering an opinion to the Board of Directors that the consideration being offered to the Company's stockholders is either unfair or inadequate;

  •
  is subject only to the minimum tender condition described below and other customary terms and conditions, which conditions shall not include any requirements with respect to the offeror or its agents being permitted to conduct any due diligence with respect to the books, records, management, accountants and other outside advisers of the Company;

  •
  is accompanied by an irrevocable written commitment by the offeror to the Company that the offer will remain open for at least 120 business days and, if a special meeting is duly requested by Capstone's stockholders with respect to the offer, at least 10 business days after the date of the special meeting or, if no special meeting is held within 90 business days following receipt of the notice of the special meeting, for at least 10 business days following that 90-day period;

  •
  is accompanied by an irrevocable written commitment by the offeror to the Company that, in addition to the minimum time periods specified above, the offer will be extended for at least 15 business days after any increase in the price offered, and after any bona fide alternative offer is made;

  •
  is conditioned on a minimum of a majority of the shares of Capstone Common Stock being tendered and not withdrawn as of the offer's expiration date;

  •
  is accompanied by an irrevocable written commitment by the offeror to the Company to consummate promptly upon successful completion of the offer a second-step transaction whereby all shares of Capstone Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders' statutory appraisal rights, if any;

  •
  is accompanied by an irrevocable written commitment by the offeror to the Company that no amendments will be made to the offer to reduce the offer consideration or otherwise change the terms of the offer in a way that is adverse to a tendering stockholder; and

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  is accompanied by certifications of the offeror and its chief executive officer and chief financial officer (in their individual capacities) that all information that may be material to an investor's decision to accept the offer have been, and will continue to be promptly for the pendency of the offer, fully and accurately disclosed.

        Any offers that have cash as all or partial consideration are subject to further conditions for qualification as "qualifying offers," as set forth in the Rights Agreement. These conditions generally require assurance that the offer is fully financed and that the offeror has sufficient committed resources to consummate the offer. Any offers that have acquiror common stock as all or partial consideration are subject to further conditions for qualification as "qualifying offers," as set forth in the Rights Agreement. These conditions generally require certain safeguards regarding, and access to, information about the acquiror to allow an informed determination as to the value and risks of the stock, including safeguards against developments that adversely affect the value of the stock, that the acquiror's stock (which may not have subordinated voting rights nor may its ownership be heavily concentrated in one person or group) is listed on a national exchange, that the acquiror meets certain seasoned issuer standards under the Securities Act of 1933, and that no acquiror stockholder approval of the issuance of the consideration to the Company's stockholders is necessary after commencement of the offer.

Required Vote for Approval and Recommendation of the Board of Directors

        Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required for approval of this proposal. Information regarding the method by which votes will be counted appears on page one of this Proxy Statement under the heading "Voting Procedures."

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE RIGHTS AGREEMENT.

PROPOSAL 3

APPROVAL OF THE CAPSTONE TURBINE CORPORATION
EXECUTIVE PERFORMANCE INCENTIVE PLAN

        On June 11, 2008, the Board of Directors adopted the Capstone Turbine Corporation Executive Performance Incentive Plan (the "Executive Plan"), subject to the approval of our stockholders. The Executive Plan provides for the payment of incentive bonuses in the form of cash, Common Stock of the Company, or any other securities or property to participants based upon the achievement of performance goals established annually by the Compensation Committee. We are asking you to approve the Executive Plan so that (i) we may provide our officers an opportunity to earn compensation that is in addition to their base salary upon achievement of performance goals, and (ii) such compensation will be deductible for federal income tax purposes. Our intention is to adopt and administer the Executive Plan in a manner that maximizes the deductibility of all compensation paid to our officers under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

        If the Executive Plan is approved by our stockholders at the Annual Meeting, it will become effective without further action as of the date of the Annual Meeting and will continue until terminated by the Board of Directors. However, stockholder approval of the Executive Plan is required at least every five years under current tax regulations. The Executive Plan is described below. The description is qualified in its entirety by reference to the full text of the Executive Plan, which is attached hereto as Appendix A.

Purpose of the Executive Plan

        The Executive Plan is intended to increase stockholder value and our success by encouraging outstanding performance by our executive officers. These goals are to be achieved by providing eligible executive officers with incentive awards based on the achievement of goals relating to our performance. We currently do not have any incentive bonus program for our executive officers. The purposes for instituting such a program at this time are more fully described under "Compensation Discussion and Analysis—Components of Compensation—Annual Cash Bonus."

        In addition, the Executive Plan is designed to qualify incentive compensation payments as "performance-based" compensation under Section 162(m) of the Code. Section 162(m) limits the deductibility of compensation for federal income tax purposes paid to certain "covered employees" (i.e., the chief executive officer and the four highest paid executive officers other than the chief executive officer) in any taxable year to the extent that any of these persons receives more than $1 million in compensation. However, compensation that is "performance-based" under Section 162(m) is exempt from this deduction limit. To qualify as "performance-based" under Section 162(m), compensation must be paid under a plan that meets certain conditions and the plan must be approved by our stockholders.

        If the Executive Plan is not approved by our stockholders at the Annual Meeting, we will not make any payments under the Executive Plan. In such event, the Executive Plan will not take effect, but the Compensation Committee will have the ability to award bonuses to individuals who would have been participants in an amount that the committee deems reasonable and appropriate. We have no present intention of paying incentive bonuses other than pursuant to the terms of the Executive Plan, and we expect that any other bonus payments would only be made under extraordinary circumstances. Such payments to a covered employee would not be deductible for federal income tax purposes to the extent that the $1 million limit under Section 162(m) was exceeded.

Business Criteria for Performance Goals

        The Compensation Committee may take into account several factors when establishing the performance goals each year. Payments must be conditioned on achievement of objectively determinable goals that are based on business criteria that are set forth in the Executive Plan. These include:

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  Return on equity, capital, sales or assets

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  Revenue measurements (e.g., net, gross or sales)

  •
  Income (net, pre-tax, and/or operating)

  •
  Cash flow (including operating cash flow, free cash flow, discounted return on investment and cash flow in excess of cost of capital)

  •
  Earnings per share

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  Gross margins

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  Cash utilization

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  Operating expenses and its components (e.g., cost of materials)

        These criteria are included in our annual financial budget and performance under any award will be measured in comparison to the budget. All performance goals established by the Compensation Committee must be based on these criteria.

Operation of the Executive Plan

        The Compensation Committee will administer the Executive Plan. Executive officers are eligible to be selected by the Compensation Committee to participate in the Executive Plan. All of our executive officers have been selected to participate in the Executive Plan for the current fiscal year and, subject to stockholder approval of the Executive Plan, have been provided an incentive award. For each award, the Compensation Committee will specify in writing the potential amounts of compensation payable, the performance goals upon which each award is conditioned, the formula to determine the amount payable upon achievement of the performance goals, and the period in which performance by the participant is measured. The performance goals and other terms of the award to a participant will be established no later than 90 days after the beginning of a performance period. Usually, the performance period will be the fiscal year of the Company. The amount payable under an award may vary among participants and from year to year, but the maximum bonus payable to any participant under the Executive Plan in a fiscal year is $4 million.

        As soon as possible after the end of each performance period, the Compensation Committee will certify in writing for each participant whether the performance goals for that year and any other material conditions have been met and the amount payable under each award. The Compensation Committee has discretion to reduce or eliminate, but not increase, the amount that would be payable under an award. Generally, any payments under the Executive Plan will be made as soon as practicable following the end of the performance period and certification by the Compensation Committee of achievement of the performance goals.

Change in Control

        If we experience a change in control (as defined in the Company's Amended and Restated 2000 Equity Incentive Plan), and the performance goals specified in an award are not satisfied, the Compensation Committee may in its discretion pay all or a portion of the amount specified in the award.

Death, Disability and Retirement

        Upon the death or disability (as defined in the Executive Plan) of a participant in the Executive Plan during a performance period, the participant will be entitled to payment following the end of the performance period, based on achievement of the performance goals under the award. The Compensation Committee may, in its discretion, reduce the payment pro rata for the portion of the performance period worked prior to death or disability. If the performance goals are not achieved, the Compensation Committee may determine in its discretion to pay all or a portion of the amount specified in the award to a participant who died or became disabled during the performance period.

        When a participant retires during the course of the year, the Compensation Committee may pay the amount earned under the award only if all of the performance goals were achieved. The Compensation Committee may, in its discretion, reduce the payment pro rata for the portion of the performance period worked prior to retirement.

Amendment and Termination of the Executive Plan

        The Board of Directors may amend or terminate the Executive Plan at any time and for any reason. No amendment that would modify the material terms of the Executive Plan, including the performance goals, will be effective until approved by our stockholders in a manner that satisfies the stockholder approval requirements of Section 162(m).

Federal Income Tax Consequences

        Under present federal income tax law, participants will realize ordinary income equal to the amount of the bonus received in the year of receipt. We will receive a deduction for the amount constituting ordinary income to the participant, provided that the Executive Plan satisfies the requirements of Section 162(m). As described above, Section 162(m) limits the deductibility of compensation not based on performance that is paid to certain corporate executives.

Awards Granted to Certain Individuals and Groups

        Compensation payable under the Executive Plan will be determined based on our actual performance compared to certain performance goals established by the Compensation Committee. Therefore, compensation under the Executive Plan (if any) cannot now be determined. However, for the year ending March 31, 2009 ("Fiscal 2009"), the Compensation Committee has approved performance goals and other terms of awards for our executive officers, subject to the approval of the Executive Plan by our stockholders.

        Pursuant to the Fiscal 2009 executive bonus program, each of the executive officers other than James D. Crouse will be eligible to receive a target bonus equal to a stated percentage of annual base salary, with a threshold bonus opportunity of one-half of the target bonus and a maximum possible bonus of one and one-half times the target bonus. Payments under the awards are based on performance goals that are selected from the criteria described above. Each objective is determined in reference to our financial statements and annual budget. The bonus program provides that the bonus of each executive officer, other than Mr. Crouse, will be based 40% upon targets related to the Company's revenue for Fiscal 2009, 20% upon targets related to cash utilization, 20% upon targets related to operating expenses and 20% upon targets related to direct material costs as a percentage of revenue. Bonuses are not payable unless the Company achieves threshold amounts of revenue and any two of the other objectives established for Fiscal 2009. The bonus for Mr. Crouse for Fiscal 2009 will be based solely on the Company's revenue. The Executive Plan includes an absolute maximum payment of $4 million under any award. However, for Fiscal 2009, there is a maximum bonus payment that can be made to each executive officer, other than Mr. Crouse, as follows: Mr. Jamison, $660,660; Mr. Estus, $155,858; Mr. Gilbreth, $183,695; Mr. Reich: $185,625; and Ms. Reynolds, $98,456.

        Following the end of Fiscal 2009, the Compensation Committee will determine whether and the extent to which the applicable 2009 performance targets discussed above were met. The Compensation Committee will then award each executive officer a bonus based on the achievement of the applicable performance targets. No payments will be made for performance below specified threshold levels. Payments for performance between the minimum threshold and the level required to receive the maximum bonus award will be determined based on a formula.

        The Compensation Committee has retained discretion to reduce any payments that would otherwise be made under the awards based on the achievement of the performance goals. For example, a payment could be reduced if the Compensation Committee determined that the executive officer failed to satisfactorily achieve individual or departmental goals that are unrelated to the Company's overall performance.

Required Vote for Approval and Recommendation of the Board of Directors

        Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required for approval of this proposal. Information regarding the method by which votes will be counted appears on page one of this Proxy Statement under the heading "Voting Procedures."

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE CAPSTONE TURBINE CORPORATION EXECUTIVE PERFORMANCE INCENTIVE PLAN.

PROPOSAL 4

APPROVAL OF AN AMENDMENT TO THE CAPSTONE TURBINE CORPORATION
AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN

        Our Board of Directors has adopted and is hereby proposing to the stockholders an amendment to the Capstone Turbine Corporation Amended and Restated 2000 Equity Incentive Plan (the "2000 Plan"). As further described below, the purposes of this amendment are to (i) increase the number of shares of Common Stock subject to grant under the 2000 Plan by 5,100,000 and (ii) prohibit repricing or cash payments in exchange for options or stock rights, except with stockholder approval. The explanation of the amendment below is qualified in its entirety by reference to the full text of the amendment to the 2000 Plan, which is attached hereto as Appendix B.

Description of the Amendment to the 2000 Plan

        The 2000 Plan provides for the discretionary grant of equity-based incentive awards ("Awards") to employees, consultants and members of the Board of Directors. The types of Awards permitted under the 2000 Plan include options to purchase Common Stock, restricted stock, stock bonuses and stock purchase rights.

        A maximum of 13,880,000 shares of Common Stock has been reserved for issuance under the 2000 Plan, 13,323,416 shares of which were either subject to outstanding Awards or had been issued pursuant to the 2000 Plan as of June 30, 2008. The amendment will add 5,100,000 shares of Common Stock to the number that is available for issuance under the 2000 Plan.

        The amendment also modifies the 2000 Plan's prohibition on exchanging options that are "underwater" (i.e., exercise price is greater than market value). Currently, the 2000 Plan requires stockholder approval of an option exchange (as defined in the 2000 Plan). The amendment broadens stockholder protection by requiring stockholders to approve any action to lower the exercise price of an option or to exchange cash or other stock rights for options.

        Without an increase in shares authorized under the 2000 Plan, we will be unable to grant meaningful new Awards to our employees. The Board of Directors believes that stock based incentive compensation is essential to the success of the Company. These Awards allow the Company to attract and retain the best available personnel for positions of substantial responsibility and provide meaningful incentives to employees, directors and consultants to promote the success of the Company's business. Awards under the 2000 Plan are integral to the Company's ability to achieve its business goals in the current economic environment.

General Description of the 2000 Plan

        As mentioned above, the 2000 Plan provides for the discretionary grant of Awards to employees, consultants and members of the Board of Directors. The types of Awards permitted under the 2000 Plan include options to purchase Common Stock, restricted stock, stock bonuses and stock purchase rights. Options entitle the holder to purchase Common Stock at a specified exercise price, generally after the performance of certain periods of service, and may be issued in the form of "incentive stock options," as defined in Section 422 of the Code, or options that are not so qualified. Restricted stock is a transfer of Common Stock that is generally subject to forfeiture until certain vesting conditions specified in the Award are satisfied. A stock bonus is the right to receive Common Stock in the future after vesting conditions specified in the Award are satisfied. A stock purchase right is a grant of Common Stock that may be subject to certain vesting conditions and/or the payment of a purchase price, each as determined by the Compensation Committee in its discretion. Non-qualified stock options, restricted stock, stock purchase rights and stock bonuses may be granted to employees, consultants and members of the Board of Directors, whereas incentive stock options may be granted only to employees. The stock underlying such options, purchase rights or stock bonuses are shares of our Common Stock. As of June 30, 2008, 556,584 shares were remaining for future grant under the 2000 Plan. As of June 30, 2008, 223 employees and all of our directors were eligible to participate in the 2000 Plan.

  Purpose

        The purpose of the 2000 Plan is to allow the Company to recruit, hire and retain the best available personnel for various positions throughout the Company. We believe that such personnel enhance the value of our stockholders' equity.

  Director Options

        The 2000 Plan provides that the Board of Directors grant to a non-employee director who joins the Board of Directors on his or her initial election to the Board of Directors, an initial stock option to purchase 21,600 shares of our Common Stock (the "Initial Grant"). The Initial Grant vests in three equal installments over three years, based upon continuing service as a director. The 2000 Plan further provides that the Board of Directors grant subsequent stock options (the "Annual Grant") to our non-employee directors to purchase 10,000 shares of our Common Stock on the date of the annual meeting of stockholders that occurs each year that the non-employee director is reelected to the Board of Directors. The Annual Grant vests quarterly over a one-year period, based upon continuing service as a director. The Initial Grant and Annual Grant will have an exercise price equal to the fair market value of the Common Stock on the grant date and a term of 10 years, subject to earlier expiration in connection with termination of service.

        The 2000 Plan provides that a non-employee director may elect to receive in lieu of any cash compensation that is paid for board service shares of Common Stock that have an equivalent value, up to a maximum of 20,000 shares during any one-year board term.

  Administration

        The Compensation Committee administers the 2000 Plan. Awards under the Plan are approved by the members who are "independent" as defined by Nasdaq rules, SEC Rule 16b-3 and Section 162(m) of the Code, as required under the 2000 Plan. The Compensation Committee determines the terms of all Awards, including conditions for vesting or exercise, the exercise price, the number of shares subject to each Award and the forms of payment permitted upon exercise. The Compensation Committee may delegate the authority to grant awards under the 2000 Plan to eligible persons who are not officers or directors of the Company.

  Amendment and Termination

        The Board of Directors may amend, suspend or terminate the 2000 Plan, provided that stockholder approval is required for any material amendment to the 2000 Plan. Material amendments include an increase in the number of shares that may be issued under the 2000 Plan and certain changes to the types of awards or class of persons eligible to receive awards. No amendment to the 2000 Plan can adversely affect a holder's rights under an award without the holder's consent.

  Payment for Shares and Other Terms and Conditions of Awards

        The maximum term of a stock option granted under the 2000 Plan is generally ten years (five years for an incentive stock option granted to a 10% stockholder). The exercise price must be no less than the fair market value of our Common Stock on the grant date (110% for an incentive stock option granted to a 10% stockholder).

        Generally, an option may be exercised with cash, including a broker assisted transaction involving a pledge of shares, or, with the approval of the Compensation Committee, with shares of Common Stock or other consideration acceptable to the Compensation Committee or a combination thereof. Stock received by the Company in payment of the purchase price or withheld for payment of taxes due on exercise or vesting will be valued at its fair market value on the date of surrender.

        Awards granted under the 2000 Plan generally are subject to forfeiture in the event of termination of employment prior to completion of periods of continued service to the Company. Awards of options are not exercisable until these vesting conditions are satisfied. Awards generally are not transferable except on death. Options generally must be exercised within three months following termination of service with the Company, or within one year in case of disability or death. All Awards are immediately forfeited if service with the Company is terminated for cause.

  Change in Control

        Outstanding Awards will become fully vested in certain circumstances following a change in the control of the Company for participants whose service is terminated in connection with the change in control.

  General Federal Income Tax Consequences

        Tax consequences to the Company and to individuals receiving awards will vary with the type of award. Generally, a participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an Award. An individual who exercises incentive stock options will not recognize income on exercise. The exercise of an incentive option, however, does give rise to a preference under the alternative minimum tax rules. Provided that the participant holds the stock for at least two years after the incentive option is granted and one year after the date of exercise, the individual will be subject to capital gains tax on the difference between the price paid to exercise the incentive option and the fair market value of the Common Stock at the time it is sold. If, however, the stock is sold before the end of this holding period, the sale is treated as a "disqualifying disposition" and the individual is taxed at ordinary income rates on the difference between the exercise price of the option and the fair market value of Common Stock at the time of exercise.

        An individual will be subject to ordinary income tax upon the exercise of a nonqualified option on the difference between the exercise price and the fair market value of Common Stock. Any subsequent gain on the sale of the Common Stock will be taxed as a capital gain.

        There is generally no tax upon the receipt of a stock bonus award or restricted stock or upon purchase of restricted stock under a stock purchase right. An individual will recognize ordinary income on the fair market value of the Common Stock at the time a stock bonus award or shares of restricted stock become vested, less the amount paid to purchase the restricted stock. However, an individual may elect to be taxed at the time restricted stock is granted under Section 83(b) of the Code. The individual's tax basis in Common Stock acquired through a stock bonus, restricted stock or stock purchase award is the amount paid under the award plus the amount of taxable income that is recognized. Any subsequent gain or loss on the sale of Common Stock is subject to capital gains tax treatment.

        The Company generally obtains a tax deduction that is equivalent to the amount of ordinary income recognized by a participant upon the exercise of options or the vesting of restricted stock, stock bonuses or stock purchase rights.

        The federal income tax consequences described in this section are based on the laws and regulations of the United States of America currently in effect, and there is no assurance that the laws and regulations will not change in the future and affect the tax consequences of the matters discussed in this section.

Required Vote for Approval and Recommendation of the Board of Directors

        Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required for approval of this proposal. Information regarding the method by which votes will be counted appears on page one of this Proxy Statement under the heading "Voting Procedures."

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO THE CAPSTONE TURBINE CORPORATION AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN.

PROPOSAL 5

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected Deloitte & Touche LLP as the Company's independent registered public accounting firm for Fiscal 2009. Deloitte & Touche LLP is considered by management to be well-qualified. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have an opportunity to make any statement they consider appropriate and to respond to any appropriate stockholders' questions at that time.

Required Vote for Ratification and Recommendation of the Board

        Stockholder ratification of the Audit Committee's selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm is not required by the bylaws or otherwise; however, the Board of Directors has elected to submit the selection of Deloitte & Touche LLP to the Company's stockholders for ratification. The Company is seeking an affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting, if a quorum is present, in order to ratify the selection of the independent registered public accounting firm. If the appointment of Deloitte & Touche LLP is not ratified by the stockholders, the selection of an independent registered public accounting firm will be determined by the Audit Committee after careful consideration of any information submitted by the stockholders.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

GOVERNANCE OF THE COMPANY AND PRACTICES OF THE BOARD OF DIRECTORS

Board of Directors

        As of the date hereof, the Board of Directors consists of nine directors: Eliot G. Protsch, Richard K. Atkinson, John V. Jaggers, Darren R. Jamison, Noam Lotan, Gary J. Mayo, Gary D. Simon, Holly A. Van Deursen and Darrell J. Wilk. The Board of Directors has determined that all of the members of the Board of Directors, other than Mr. Jamison, are "independent directors" as defined by Nasdaq rules.

        The Board of Directors met twelve (12) times during the fiscal year ended March 31, 2008 ("Fiscal 2008"), and all of the directors attended or participated in more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served. The Company strongly encourages each member of the Board of Directors to attend each annual meeting of stockholders. Six of the seven directors serving on the Board of Directors at the time attended the 2007 annual meeting of stockholders. Our standing committees are an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Company's independent directors met in executive session, without members of the Company's management present, at all five in-person meetings of the Board of Directors in Fiscal 2008.

Board Committees

Audit Committee

        The Audit Committee currently consists of Messrs. Lotan (Chair), Atkinson and Protsch. Mr. Wilk was appointed to the Audit Committee effective as of the Annual Meeting. The Audit Committee is constituted to comply with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the "Exchange Act") and is responsible, among other items, for (i) monitoring Capstone's financial reporting and overseeing accounting practices; (ii) annually retaining the independent public accountants as auditors of the books, records and accounts of Capstone; (iii) monitoring the scope of audits made by the independent public accountants and the audit reports submitted by the independent public accountants; and (iv) overseeing the systems of internal control which management and the Board of Directors have established. In addition, the Audit Committee has the duties of a "qualified legal compliance committee," including monitoring and reviewing stockholder complaints and also reviews and approves all related-party transactions. The Audit Committee operates under a written Audit Committee charter adopted by the Board of Directors, a copy of which is available on the Company's website at www.microturbine.com. During Fiscal 2008, the Audit Committee held five (5) meetings for which attendance was 93%. The Board of Directors has determined that Noam Lotan, Richard Atkinson and Eliot Protsch are "audit committee financial experts," as that term is defined by rules adopted by the SEC. Each member of the Audit Committee is an "independent director" pursuant to Nasdaq listing standards.

Compensation Committee

        The Compensation Committee currently consists of Messrs. Jaggers (Chair), Lotan, Mayo (who was appointed to the Compensation Committee in November 2007) and Simon. The Compensation Committee is comprised solely of "independent directors" as defined by Nasdaq listing standards in conformance with the Compensation Committee's charter. The functions of the Compensation Committee include (i) for the purposes of compensation, reviewing the performance and development of the Company's senior management in achieving corporate goals and objectives; (ii) determining the salary, benefits and other compensation of the executive officers and reviewing the compensation programs for the Company; (iii) adopting a succession plan for the Company's senior management; and (iv) administering the following benefit plans of Capstone: the 1993 Incentive Stock Option Plan, the

2000 Employee Stock Purchase Plan, the Amended and Restated 2000 Equity Incentive Plan and the Executive Performance Incentive Plan. The Compensation Committee operates under a written charter adopted by the Board of Directors, a copy of which is available on the Company's website at www.microturbine.com. During Fiscal 2008, the Compensation Committee held ten (10) meetings for which attendance was 85%. Processes and procedures for determining executive compensation are discussed elsewhere in this Proxy Statement in the section entitled "Compensation Discussion and Analysis."

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee consists of Messrs. Simon (Chair), Atkinson, Jaggers and Ms. Van Deursen (who was appointed to the Nominating and Corporate Governance Committee in November 2007). The Nominating and Corporate Governance Committee is comprised solely of "independent directors" as defined by Nasdaq listing standards in conformance with the Committee's charter. The Nominating and Corporate Governance Committee is responsible for, among other things, (i) monitoring corporate governance matters and (ii) recommending to the full Board of Directors candidates for election to the Board of Directors. In the past year, the Nominating and Corporate Governance Committee has focused upon new director searches, screening, interviews and final recommendations to the Board of Directors, as well as on fulfilling the requirements of its charter. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, a copy of which is available on the Company's website at www.microturbine.com. During Fiscal 2008, the Nominating and Corporate Governance Committee held one (1) meeting at which attendance was 100%. The Nominating and Corporate Governance Committee met subsequent to the end of Fiscal 2008 to recommend to the full Board of Directors each of the nominees for election to the Board of Directors, as presented herein.

        In its year-end evaluation of the Company's governance polices and procedures, the Nominating and Corporate Governance Committee reviewed various materials, including the Company's corporate governance principles and the committee charter. The Nominating and Corporate Governance Committee also engaged Morrow & Co. ("Morrow") to perform an evaluation of the Company's governance policies and processes. The Nominating and Corporate Governance Committee received a written report from Morrow, met to discuss governance issues generally and received advice and recommendations from Morrow and legal counsel. The committee decided to, among certain disclosure enhancements, implement the following steps as a result of this year-end evaluation: (i) submit the ratification of the independent registered public accounting firm to the stockholders at the Annual Meeting; (ii) submit an amendment to the 2000 Plan to the stockholders at the Annual Meeting to prohibit repricing or cash payments in exchange for options or stock rights, except with stockholder approval; and (iii) propose the continuation of the Rights Agreement to the stockholders at the Annual Meeting.

Board of Directors and Committee Performance Evaluations

        The charter of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee requires an annual performance evaluation, and the Company's Corporate Governance Principles also mandate an annual evaluation of the Board of Directors. Such performance evaluations are designed to assess whether the Board of Directors and its committees function effectively and make valuable contributions to the Company. In April 2008, all members of the Company's Board of Directors were asked to assess the performance of the Board of Directors and such committees and identify areas for improvement through the completion of a detailed questionnaire for each such committee and the Board of Directors. Counsel for the Company reviewed the completed questionnaires, consolidated the responses and reported findings to the Nominating and Corporate Governance Committee in June 2008. The Nominating and Corporate Governance

Committee and the Board of Directors discussed the results of the performance evaluations and asked the appropriate committees to follow up on the consensus suggestions and put a follow-up process in place. The Nominating and Corporate Governance Committee will review the results and create an action items list for addressing the areas most in need of improvement.

Director Recommendation and Nomination Process

        The Nominating and Corporate Governance Committee has a policy for the consideration of director candidates recommended by stockholders, and will consider all such bona fide recommended candidates for director if submitted in accordance with such policy. The policy provides that any stockholder recommendation must include the specific information required by the policy and be submitted in writing to:

    Capstone Turbine Corporation
    21211 Nordhoff Street
    Chatsworth, CA 91311
    Attention: Chair of Nominating and Corporate Governance Committee
    Care of: Edward I. Reich, Secretary

and must be received by the Committee at least 180 days prior to that year's annual meeting of the stockholders. All such recommendations should include the following: (i) the name, age, business address and residence address of the prospective candidate and the name and record address of the stockholder submitting the recommendation, as well as the number of shares of stock of the Company which are owned of record or beneficially by that stockholder; (ii) a statement from the prospective candidate consenting to being named in the proxy and proxy card if selected as a nominee and to serving on the Board of Directors if elected; (iii) a statement explaining whether the prospective candidate is "independent" under applicable laws and otherwise; (iv) biographical data of the prospective candidate, including former and current service on other boards of directors, business experience and current occupation, and any other information relating to the prospective candidate and the recommending stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors; (v) transactions and relationships between the recommended candidate and the recommending stockholder, on the one hand, and the Company or Company management, on the other hand, as well as a description of all arrangements or understandings between the recommending stockholder and the prospective candidate and any other person pursuant to which the nomination is being made by the stockholder; (vi) the prospective candidate's Company stock trading history; (vii) any material proceedings to which the prospective candidate or his or her associates is a party that are adverse to the Company; (viii) the prospective candidate's involvement in any past or present legal proceedings, including any involvement in legal proceedings involving the Company; (ix) information regarding whether the recommending stockholder or the recommended candidate, or affiliates of either of those parties, have any plans or proposals for the Company; (x) an explanation as to whether the recommending stockholder and the prospective candidate intend to use the nomination to redress personal claims or grievances against the Company or others or to further personal interests or special interests not shared by the Company's stockholders at large; (xi) whether the prospective candidate is going to be nominated at the annual meeting of stockholders or is provided solely as a recommendation for consideration by the Committee and (xii) any other relevant information concerning the prospective candidate. The Committee reserves the right to request additional information as it deems appropriate.

        In addition to stockholder recommendations as described above, the Company's bylaws permit stockholders to nominate directors at a meeting of the stockholders. Any stockholder nomination must comply with the applicable provisions of the Company's bylaws and the SEC's proxy rules and will be handled in accordance with the Company's bylaws and applicable laws.

        The Nominating and Corporate Governance Committee reviews the composition and size of the Board of Directors and determines the criteria for Board of Directors membership. In addition, the Nominating and Corporate Governance Committee reviews the qualifications of prospective candidates to determine whether they will make good candidates for membership on the Company's Board of Directors. This consideration includes, at a minimum, a review of each prospective candidate's character, judgment, experience, expertise, age, diversity, independence under applicable law and freedom from other conflicts, as well as other factors that the Nominating and Corporate Governance Committee deems relevant in light of the needs of the Board of Directors and the Company and/or that are in the best interests of the Company, including relevant experience, the ability to dedicate sufficient time, energy and attention to performance of Board of Directors duties, financial expertise, experience with a company that has introduced a new, technologically advanced product or service to the marketplace and existing relationships within target industries or political circles that may benefit the Company and whether the prospective candidate is a Nominating and Corporate Governance Committee-selected prospective candidate or a stockholder-recommended prospective candidate. The Nominating and Corporate Governance Committee selects qualified candidates and recommends those candidates to the Board of Directors, and the Board of Directors then decides if it will invite the candidates to be nominees for election to the Board of Directors.

        The Nominating and Corporate Governance Committee uses the following process to identify prospective candidates for the Board of Directors and to evaluate all candidates, including candidates recommended by stockholders in accordance with the Company's policy regarding stockholder recommendations and the director nominations process. The Nominating and Corporate Governance Committee (i) reviews the composition and size of the Board of Directors and determines the criteria for Board of Directors membership; (ii) evaluates the Board of Directors for effectiveness and makes a verbal presentation of its findings to the Board of Directors; (iii) determines whether the current members of the Board of Directors who satisfy the criteria for Board of Directors membership are willing to continue in service; if the current members of the Board of Directors are willing to continue in service, the Committee evaluates the performance of such board members and considers those current members for re-nomination, and if the current members of the Board of Directors are not willing to continue in service or if there will be an increase in the number of directors on the Board of Directors, the Nominating and Corporate Governance Committee considers candidates who meet the criteria for Board of Directors membership; (iv) if necessary, engages a search firm to assist with the identification of potential candidates; (v) compiles a list of potential candidates; (vi) evaluates the prospective candidates, including candidates recommended by stockholders, to determine which of the prospective candidates, if any, will best represent the interests of all stockholders and determines whether any conflicts of interest exist; (vii) holds Committee meetings to narrow the list of prospective candidates; (viii) along with the Chairman of the Board of Directors and management, interviews a select group of prospective candidates; (ix) approves the candidate or candidates who are most likely to advance the best interests of the stockholders; and (x) recommends the selected candidate or candidates to the Board of Directors and the stockholders for approval. The Nominating and Corporate Governance Committee, which may request the assistance of Board members who are not on the Committee in the execution of its duties, carefully documents the selection and evaluation process.

Stockholder Communications

        The Company has a policy whereby stockholders may communicate directly with the Company's Board of Directors, or individual members of the Board of Directors, by writing to the Company at:

    Capstone Turbine Corporation
    21211 Nordhoff Street
    Chatsworth, CA 91311
    Attention: Edward I. Reich, Secretary

and indicating prominently on the outside of any envelope that the communication is intended for (i) the Board of Directors; (ii) the Chairman of the Board of Directors; (iii) a specific committee of the Board of Directors; (iv) the non-management directors; or (v) any other director or subset of directors of the Board of Directors. The Secretary of the Board of Directors reviews all correspondence and regularly forwards, to the appropriate director, directors or the Board of Directors, copies of all communications that, in the opinion of the Secretary, deal with the functions of or otherwise require the attention of individual directors, the Board of Directors or committees or subsets thereof. Unless, in the opinion of the Secretary, a communication is improper or irrelevant, a communication will not be withheld from its intended recipient(s) without the approval of the Chairman of the Board of Directors, the Chair of the appropriate committee or the director who presides during non-management executive sessions.

Compensation Committee Interlocks and Insider Participation

        During Fiscal 2008, the Compensation Committee consisted of Messrs. Jaggers, Lotan, Mayo (who was appointed to the Compensation Committee in November 2007) and Simon. None of the Committee members have at any time been an officer or employee of the Company nor have any of the members had any relationship with the Company requiring disclosure by the Company during Fiscal 2008. During Fiscal 2008, none of the Company's executive officers served as a member of the compensation committee of another entity, an executive officer of which served on the Compensation Committee of Capstone, none of the Company's executive officers served as a director of another entity, an executive officer of which served on the Compensation Committee of Capstone, and none of the Company's executive officers served as a member of the compensation committee of another entity, an executive officer of which served as a director of Capstone.

AUDIT COMMITTEE REPORT

        In performing its functions, the Audit Committee acts primarily in an oversight capacity. Our management is responsible for the integrity of the Company's financial statements, as well as its accounting and financial reporting process, principles and internal controls to assure compliance with accounting standards and applicable laws and regulations. Our independent accountants have the primary responsibility for performing an independent audit of our financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted auditing standards and on the effectiveness of the Company's internal controls over financial reporting. Members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, and all members are not experts in the fields of accounting or auditing, including auditor independence. The Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for preparing financial statements and reports and implementing internal controls over financial reporting. In addition, the Audit Committee selects the Company's independent accountants and has the authority to engage independent counsel and other advisors as it deems necessary.

        In this context, the Audit Committee has reviewed and discussed the audited consolidated financial statements of Capstone contained in Capstone's Annual Report on Form 10-K as of and for the year ended March 31, 2008 with management and Deloitte & Touche LLP. The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, both with and without management present. In addition, the Audit Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Accounting Oversight Board in Rule 3600T, and it has discussed with the auditors their independence from Capstone.

        In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the independent auditors. Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K as of and for the year ended March 31, 2008 for filing with the Securities and Exchange Commission.

Audit Committee
Noam Lotan, Chairman Richard K. Atkinson Eliot G. Protsch

        The information contained in this report shall not be deemed to be "soliciting material" or "filed" with the SEC or subject to Regulation 14A other than as provided in SEC regulation S-K, Item 407 or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

FEES AND SERVICES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fees Paid to the Independent Registered Public Accounting Firm

        The table below provides information concerning fees for services rendered by Deloitte & Touche LLP during the last two fiscal years ended March 31, 2008 and 2007. The nature of the services provided in each such category is described following the table.

	Amount of Fees
Description of Fees
	2008	2007
Audit Fees	$644,000	$592,000
Audit-Related Fees	308,000	349,000
Tax Fees	239,000	76,000
All Other Fees	—	—

Total	$1,191,000	$1,017,000

        Audit Fees—These fees were primarily for professional services rendered by Deloitte & Touche LLP in connection with the audit of the Company's consolidated annual financial statements and reviews of the interim condensed consolidated financial statements included in the Company's quarterly reports on Form 10-Q for the first three fiscal quarters of the fiscal years ended March 31, 2008 and 2007. The fees also include comfort letters and consents related to SEC filings.

        Audit-Related Fees—These fees were primarily for professional services rendered by Deloitte & Touche LLP in connection with the audit of internal controls over financial reporting (pursuant to Section 404 of Sarbanes-Oxley) for the fiscal years ended March 31, 2008 and 2007.

        Tax Fees—These fees were for services rendered by Deloitte & Touche LLP for assistance with tax compliance regarding tax filings and also for other tax advice and consulting services. Tax fees for the fiscal year ended March 31, 2008 also include a research and development tax credit study and Section 382 tax related projects of $149,000 collectively.

Pre-approval of Services Performed by the Independent Registered Public Accounting Firm

        The Audit Committee has implemented procedures for the advance approval of all audit and non-audit services to be performed by the independent auditor, whereby the Audit Committee must approve all services prior to the commencement of work. Unless the specific service has been pre-approved in accordance with the Audit Committee's charter for the current year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee considers whether the proposed provision of any non-audit services by the independent auditors is compatible with maintaining the auditor's independence. The Audit Committee consults with management prior to the Company's engagement of the independent auditors for all audit and non-audit services. The Audit Committee has delegated its authority to pre-approve non-audit services up to an amount of $75,000 in the aggregate in any fiscal year to the Chair of the Audit Committee. The Audit Committee approved in accordance with applicable law all of the audit and non-audit services performed by Deloitte & Touche LLP during Fiscal 2008. The Audit Committee of our Board of Directors has considered whether the provision of the information technology services and non-audit services is compatible with maintaining the independence of Deloitte & Touche LLP.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by SEC Regulation S-K Item 402(b) beginning on page 27 of this Proxy Statement. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company's Annual Report on Form 10-K for the year ended March 31, 2008.

Compensation Committee
John V. Jaggers, Chairman Noam Lotan Gary J. Mayo Gary D. Simon

        The information contained in this report shall not be deemed to be "soliciting material" or "filed" with the SEC or subject to Regulation 14A, other than as provided in SEC regulation S-K, Item 407, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically requests that it be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

        The Compensation Committee reviews and administers the process and substance of the Company's executive compensation program, including compensation of the Named Executive Officers (i.e., those executive officers who appear in the Summary Compensation Table on page 35). The Compensation Committee is composed entirely of directors who are "independent," as defined by the Marketplace Rules of The Nasdaq Stock Market, LLC.

        The Compensation Committee believes that the Company's executive compensation program should:

  •
  Attract and retain individuals of superior ability and managerial talent by offering total compensation that is competitive with a group of specifically identified peer companies that are of comparable size within similar industries and other companies with which the Company competes for executive talent;

  •
  Establish goals and objectives that link incentive compensation to achievement of specific key strategic and financial performance goals;

  •
  Provide compensation that aligns the financial interests of executives with those of Capstone's stockholders through long-term equity incentives that take into account the Company's performance;

  •
  Comply with all applicable laws and Nasdaq member rules and guidelines, and ensure that compensation is appropriate in light of reasonable and sensible standards of good corporate governance; and

  •
  Be straightforward and easy to understand and administer.

Identifying Comparable Companies

        The Compensation Committee focuses on attracting, retaining and motivating a highly qualified group of executive officers. They believe that doing so is in the best interests of the Company, its stockholders and other constituencies. The Compensation Committee has engaged an international compensation consulting firm, Hewitt Associates, Inc. ("Hewitt"), as its consultant in determining appropriate compensation for our executive officers, including our Named Executive Officers. As a part of its consulting services, Hewitt collects and analyzes information on peer companies and competitive market practices. Hewitt also provides compensation consulting services to the Company for individuals who are not executive officers.

        In setting compensation, the Compensation Committee reviews information from Hewitt regarding comparative market data, including comprehensive analyses of total compensation and compensation components that are based on public proxy information and published survey data collected by Hewitt. The companies included in these analyses are limited, however, to other publicly-traded companies that are comparable to the Company based on revenue, market capitalization, market (technology based, energy based or Southern California manufacturing) and/or other relevant indicators. The following is a list of our peer companies:

Ballard Power Systems Inc.
Distributed Energy Systems Corp.
Evergreen Solar Inc.
FuelCell Energy Inc.
Active Power Inc.
Plug Power Inc.
Ultralife Batteries Inc.
IMPCO Technologies Inc.
Quantum Fuel Systems Technology Worldwide
Zunicom Inc.
Vicor Corp.
Magnetek Inc.
Universal Electronics Inc.
3D Systems Corp.
Summa Industries
Channell Commercial Corp.
Motorcar Parts of America Inc.
Maxwell Technologies Inc.
Emrise Corp. Reinhold Industries

        The Compensation Committee has determined that the comparable companies listed above constitute a sufficiently large and relevant group for purposes of comparing compensation data. Moreover, the Compensation Committee considers relevant information from all comparable companies, rather than a subset of these companies, in determining compensation for our executive officers. The compensation data provided by Hewitt includes detailed information regarding base salary, annual cash bonuses and long-term incentive compensation for individuals deemed to be comparable to our executive officers at the comparable companies. As further discussed below, the Compensation Committee uses this information to assess the levels of compensation that are appropriate for our executive officers, including the Named Executive Officers.

Goal Alignment and Financial and Strategic Performance

        The Compensation Committee believes that the Company's compensation program should encourage and reward outstanding financial and strategic performance. For periods prior to the 2009 fiscal year, the Compensation Committee retained the right to pay annual cash bonuses to the Named Executive Officers, but conditioned such payments on the Company's achievement of positive cash flows. The Compensation Committee also believes that the Named Executive Officers should receive a significant portion of their compensation in the form of equity, thereby putting this portion of their compensation at risk and further aligning their long-term interests with the Company's strategic objectives and stockholders' interests. With this structure, the Company's compensation program is designed to maintain a close correlation between the rewards to the Company's executives and the tactical and strategic success of the Company.

        Based on consultation with Hewitt, the Compensation Committee has determined that a mix of stock options and stock bonus awards, also referred to as restricted stock units or RSUs, is most appropriate for aligning the goals of the Named Executive Officers and other critical senior executives with those of the Company's stockholders. Stock options provide a financial reward only in the event that stockholder values are increased. RSUs provide value upon completion of service or other performance requirements but impose less dilution of stockholder value than do stock options.

Compliance

        The responsibilities and authorities of the Compensation Committee are set forth in its charter, which is intended to set forth best practices of corporate governance and compensation practices. The members of the Compensation Committee are all independent, as defined under Nasdaq rules. Equity incentive awards are granted by the Compensation Committee in a manner that is intended to satisfy SEC Rule 16b-3. As further discussed below, incentive compensation is awarded in a manner that is intended to qualify the payments as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code.

Simplicity

        The basic components of compensation applicable to the executive officers are limited to base salary, annual cash bonus and long-term incentives. The executive officers also receive employee benefits consistent with those offered to other employees of the Company. All executive officers are covered by the Company's Change of Control Severance Plan. The Compensation Committee believes the Company is well served by a compensation structure that is easy to monitor, implement and disclose to its officers, employees and stockholders.

Process

        The Compensation Committee relies on compensation information about comparable companies and consultation with Hewitt in establishing compensation. For the 2008 fiscal year, Hewitt provided an update to the comprehensive compensation information that had been prepared for the prior fiscal year. The information provided by Hewitt included base salary, annual cash bonus, long-term incentives and total compensation paid by comparable companies listed above under "Identifying Comparable Companies." The data included the levels of compensation paid at the 50th percentile and 75th percentile of the comparable companies. The Compensation Committee did not set compensation for Named Executive Officers at these or any other percentiles but, instead, used this data as benchmarks in assessing the appropriateness of our compensation arrangements. Based on this data and other factors that are considered by the Compensation Committee, and discussed below in more detail, the Compensation Committee made adjustments to the base salaries of three of our Named Executive officers during the 2008 fiscal year. Based on the factors discussed in more detail below, the Compensation Committee adjusted the long-term incentive compensation component for three of the Named Executive Officers by granting awards under the 2000 Plan.

Components of Compensation

        For each of our Named Executive Officers, the Compensation Committee reviews each component of compensation (i.e., base salary, annual cash bonus and long-term incentives) and the total value of all compensation, or "total direct compensation." Each component is discussed in more detail below. The Compensation Committee has placed more emphasis on the comparative value of each Named Executive Officer's total direct compensation, rather than each compensation component. The Compensation Committee seeks to provide total direct compensation to the Named Executive Officers that is comparable to the total direct compensation of executives of the comparable companies. Because the Compensation Committee has determined that a significant portion of compensation should be at risk, the actual compensation realized by the Named Executive Officers depends on the level of performance achieved over both the short-term and long-term and upon long-term tenure in the position. This emphasis has the effect of more heavily weighting total direct compensation on long-term incentives and at-risk compensation.

Base Salary

        The base salary for each of the Named Executive Officers is based on long-term individual performance and is compared to base salaries for executives at comparable companies, as further described above under "Process." The Compensation Committee believes that base salaries should also reflect other relevant factors, such as unique roles and responsibilities and/or individual long-term performance and experience. Accordingly, the base salary of any particular individual may be above or below the median of the applicable range of base salaries paid by comparable companies.

Annual Cash Bonus

        Annual cash bonus payments to Named Executive Officers can be awarded by the Compensation Committee based on performance, achievement of specific goals and other relevant factors determined in the discretion of the Compensation Committee. Through the 2008 fiscal year, the Compensation Committee determined that payment of annual bonuses should be conditioned on the Company achieving positive cash flow. Since the Company did not achieve a cash flow positive position in the 2008 fiscal year, no annual cash bonuses were paid to the Named Executive Officers.

        Subject to approval of our stockholders, the Board of Directors has approved an incentive program, known as the Executive Performance Incentive Plan, to pay annual cash bonuses to our executive officers upon the achievement of specified performance goals. The Compensation Committee has, subject to the approval of our stockholders, made awards under the Executive Plan that provide an opportunity for our executive officers to earn cash incentive compensation for our 2009 fiscal year. The Executive Plan and the awards for 2009 are more fully described under "Proposal 3: Approval of the Capstone Turbine Corporation Executive Performance Incentive Plan." The Compensation Committee has determined that these awards are essential to maintain the continuity of our senior management team and to provide incentives for achieving specific goals that are critical to the execution of our strategic business plan. As further discussed below, any payments under the Executive Plan are intended to qualify as "performance-based compensation" and be fully deductible under the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Long-Term Incentives

        The Compensation Committee granted certain Named Executive Officers long-term incentives in the 2008 fiscal year. All long-term incentives are in the form of stock options or stock bonus awards that are subject to the terms of our 2000 Plan. A stock bonus award entitles the holder to receive shares of Common Stock upon the achievement of service or other vesting conditions. As discussed above, bonus awards are also referred to as restricted stock units or RSUs.

        In discharging its responsibility for administering the Company's stock-based compensation programs, the Compensation Committee regularly monitors and evaluates the total cost of such programs, based on information provided by, and consultation with, Hewitt. This information includes share utilization and annual grant rates. The Compensation Committee determines the appropriate award to each Named Executive Officer by assessing equity incentive awards made to officers by comparable companies and evaluating the level of equity incentives that have been previously awarded to each Named Executive Officer.

        Option Awards.    In the 2008 fiscal year, options were granted to one Named Executive Officer by the Compensation Committee in connection with his promotion as our Executive Vice President and Chief Financial Officer. Pursuant to the provisions of the 2000 Plan, the exercise price of an option is set as the closing price of the Company's stock on the date of the grant. The Compensation Committee does not grant options with reload features and has a policy against re-pricing stock options. All options granted in the 2008 fiscal year to Named Executive Officers vest 25% on the first anniversary date and monthly thereafter on a pro rata basis over the next 36 months.

        Restricted Stock Units.    In the 2008 fiscal year, the Compensation Committee granted RSUs to three Named Executive Officers and one other executive officer. These RSUs were granted to provide a balanced mix of options and RSUs equity incentives aligned with other recently hired executives who were granted options and RSUs.

Employee Benefits

        Executive officers are generally entitled only to benefits consistent with those offered to other employees of the Company. The Company offers group life, disability, medical, dental and vision insurance and an employee stock purchase program.

Change of Control Benefits

        The Company maintains the Capstone Turbine Corporation Change of Control Severance Plan (the "Change of Control Plan"), which provides certain payments and benefits to eligible employees, including the Named Executive Officers, upon a change in control of the Company. The Change of Control Plan provides severance benefits to participants whose employment is terminated or otherwise adversely impacted within 12 months of a change in control of the Company. The Board adopted the Change of Control Plan to increase the likelihood that key management personnel are retained during any pending transactions involving a change in control of the Company. In addition, certain awards under the 2000 Plan become fully vested in the event of a change in control of the Company. The Compensation Committee believes that these change in control benefits are similar to and consistent with those offered by the companies and other organizations that are comparable to the Company, as identified above.

Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code generally limits the corporate tax deduction for compensation in excess of $1 million that is paid to our Named Executive Officers. Qualifying performance-based compensation, however, is fully deductible without regard to the general Section 162(m) limits if certain requirements are met. Section 162(m) also permits full deductibility for certain employee benefit plan contributions, sales commissions and other payments. The Compensation Committee intends that our incentive compensation programs qualify for an exception to the limitations of Section 162(m) whenever possible so that we may fully deduct compensation paid to our Named Executive Officers under these programs. The Executive Performance Incentive Plan, which is described in "Proposal No. 3: Approval of Executive Performance Incentive Plan," is intended to ensure that cash bonuses paid to our Named Executive Officers are treated as "performance based compensation" for this purpose, as are certain awards under the 2000 Plan.

        We have made certain equity incentive awards that may cause a portion of that compensation to exceed the Section 162(m) limitation and, therefore, may prevent us from deducting that excess portion. Payments under these equity incentives are generally conditioned on long-term increases in stockholder value. In making these equity incentive awards, the Compensation Committee determined that the benefits of these arrangements to us and our stockholders outweighed the potential inability to deduct a portion of the compensation for federal income tax purposes.

Compensation of the Individual Named Executive Officers

Mr. Jamison

        Mr. Jamison's total direct compensation was established by the Compensation Committee prior to his commencement of employment, based on comprehensive information and consultation provided by, and consultation with, Hewitt. The Compensation Committee determined that, as the Company's new chief executive officer, Mr. Jamison's total direct compensation (i.e., base salary, annual cash bonus and long-term incentives) should be comparable to the 50th percentile for chief executive officers of the comparable companies, identified above. The long-term incentive component of Mr. Jamison's compensation included a grant of an option to purchase 2,000,000 shares of our Common Stock and restricted stock units for 500,000 shares of our Common Stock. These awards were treated as an inducement award to encourage Mr. Jamison to commence employment with the Company.

Mr. Jamison is eligible for a potential annual cash bonus payment targeted at 100% of his base salary, payable only at the discretion of the Compensation Committee. However, as discussed above, no annual cash bonus payments have been authorized through the 2008 fiscal year because the Company has not been cash flow positive. Mr. Jamison is eligible for a special performance bonus of $100,000 to be paid if the Company becomes cash flow positive for any two consecutive quarters during his first two years of employment. Mr. Jamison received a signing bonus of $150,000 and a relocation package for him to commence employment at the Company's headquarters.

Messrs. Reich, Crouse, Gilbreth, and Estus

        The Compensation Committee set the 2008 fiscal year compensation for the remaining Named Executive Officers based on updated information provided by, and consultation with, Hewitt. As discussed above under "Process," the compensation for these Named Executive Officers was compared to the selected compensation benchmarks for executive officers of comparable companies. The Compensation Committee determined that compensation should be comparable to our peer group, but with consideration given to internal pay equity and with emphasis on long-term incentives to encourage the long-term success of the Company. Accordingly, in the 2008 fiscal year, the Compensation Committee granted RSUs for 100,000 shares of our Common Stock to each of Mark Gilbreth, Walter McBride (our former Chief Financial Officer) and Leigh Estus. These awards were intended to provide a balanced mix of equity incentives between options and RSUs for these officers who primarily held stock options as a long-term incentive. In addition, the Compensation Committee adjusted the base salaries of three of our Named Executive Officers in the 2008 fiscal year as follows: Mark Gilbreth, from $225,000 to $247,400; James Crouse, from $220,000 to $228,800 and Leigh Estus, from $210,000 to $230,900.

        With the resignation of Walter McBride in February 2008, Edward Reich was promoted to Executive Vice President and Chief Financial Officer. His base salary was set at $250,000 which is the 50th percentile of base salary paid by the comparable companies, as reported to the Compensation Committee by Hewitt. In addition, the Compensation Committee granted Mr. Reich options to purchase 750,000 shares of our Common Stock under the 2000 Plan.

Conclusion

        The Compensation Committee believes that its decisions with respect to compensation paid to the Named Executive Officers for the 2008 fiscal year are consistent with the goals outlined at the beginning of this Compensation Discussion and Analysis.

EXECUTIVE OFFICERS OF THE COMPANY

        The following list identifies the name, age and position(s) of the executive officers of the Company:

Name	Age	Position
Darren R. Jamison	42	President & Chief Executive Officer
Edward I. Reich	45	Executive Vice President & Chief Financial Officer
James D. Crouse	44	Executive Vice President, Sales & Marketing
Leigh L. Estus	58	Senior Vice President, Operations
Mark G. Gilbreth	36	Executive Vice President & Chief Technology Officer
Elizabeth M. Reynolds	43	Vice President & Chief Accounting Officer

        The term of each executive officer runs until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. The following is a biographical summary of the experience of the executive officers of the Company who are not members of the Company's Board of Directors:

        Edward I. Reich.    Mr. Reich has served as our Executive Vice President and Chief Financial Officer since February 2008. He most recently served as Vice President, Financial Planning and Analysis from August 2006 to February 2008. Mr. Reich was named Director, Financial Planning and Analysis of Capstone in August 2005, in which position he served until August 2006. Prior to joining Capstone, from 1996 to 2005, Mr. Reich was Corporate Controller at Kistler Aerospace Corporation. Mr. Reich received his Bachelor of Arts degree in Business Administration from San Diego State University. Mr. Reich is a Certified Public Accountant licensed in the State of California and is a member of Financial Executives International.

        James D. Crouse.    Mr. Crouse joined us in February 2007 as Executive Vice President of Sales & Marketing. Prior to joining Capstone, from February 2005 to February 2007, Mr. Crouse was President of Navitas Consulting where he specialized in assisting client companies with growing their businesses. Prior to his employment with Navitas Consulting, Mr. Crouse was General Manager of the Gas Engine Group for Valley Power Systems, the GE Jenbacher distributor from June 2003 to February 2005. Additionally, Mr. Crouse was President of JST Energy and Vice President of Crown Engineering & Construction from September 2001 to June 2003. Mr. Crouse is a member of the California Association of Building Energy Consultants, and he is a licensed General Engineering Contractor "A" in California.

        Leigh L. Estus.    Mr. Estus has served as Senior Vice President of Operations since April 2006. He served as Vice President of Operations from November 2005 to April 2006. Prior to joining Capstone, Mr. Estus was the Director of Operations of the Thousand Oaks, California plant for EDO Corporation, a communications and countermeasure systems company ("EDO"), from August 2004 until October 2005. Prior to his employment with EDO, Mr. Estus spent more than 16 years with BAE Systems, a developer and manufacturer of advanced defense and aerospace systems, where he held the positions of Vice President of Operations and Director of Support Solutions. Prior to BAE Systems, Mr. Estus was employed by Whittaker Electronics Systems and Hughes Aircraft Company. Mr. Estus received his Bachelor of Science degree in Business Administration from the University of Redlands.

        Mark G. Gilbreth.    Mr. Gilbreth has served as our Executive Vice President and Chief Technology Officer since February 2007. He served as Executive Vice President and Chief Operating Officer from

April 2006 to February 2007. During that time, he held the position of Interim President & Chief Executive Officer from July 2006 to December 2006. Mr. Gilbreth also served as Vice President, Engineering Technologies from February 2005 to April 2006 and has held positions of increasing responsibilities in Engineering, Program Management and Customer Service since he joined Capstone in August 1995. Prior to joining Capstone, Mr. Gilbreth held various positions in Engineering at Sundstrand Power Systems in San Diego from 1991 to 1995. Mr. Gilbreth received his Bachelor degree in Computer Science from San Diego State University.

        Elizabeth M. Reynolds.    Ms. Reynolds has served as Chief Accounting Officer since April 2007. Prior to joining Capstone, from January 2006 to April 2007, Ms. Reynolds served as Controller—North America and Controller from February 1998 to December 2005 of Spirent Communications, Inc., a global provider of performance analysis and service assurance that enables the development of next-generation networking technologies. Ms. Reynolds had been employed by Spirent Communications since December, 1995. Ms. Reynolds graduated from St. Mary's College of Maryland with a Bachelor of Arts degree in Language and Literature. She also has a Masters in Business Administration from Marymount University. Ms. Reynolds is a licensed Certified Public Accountant in the state of Maryland.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The table below sets forth the compensation of the Company's principal executive officer, principal financial officer, the three other most highly compensated executive officers during the fiscal year and the Company's former principal financial officer. These individuals are referred to in this Proxy Statement as the "Named Executive Officers."

Name and Principal Position	Year	Salary	Bonus(1)		Stock Awards(2)	Option Awards(3)	All Other Compensation(4)	Total
Darren R. Jamison President and Chief Executive Officer	2008 2007	$400,400 115,500	$	— 150,000	$159,076 44,767	$518,012 145,779	$25,618 8,941	$1,103,106 464,987
Edward I. Reich(5) Executive Vice President & Chief Financial Officer	2008	188,154		—	10,815	90,371	2,709	292,049
James D. Crouse(5) Executive Vice President Sales & Marketing	2008	220,677		—	43,088	148,779	3,310	415,854
Leigh L. Estus Senior Vice President, Operations	2008 2007	211,608 205,769		— —	22,385 —	329,438 280,537	3,708 2,585	567,139 488,891
Mark G. Gilbreth Executive Vice President & Chief Technology Officer	2008 2007	226,723 217,309		— —	22,385 —	354,726 301,483	3,669 34,582	607,503 553,374
Walter J. McBride(6) Former Executive Vice President & Chief Financial Officer	2008 2007	245,812 250,000		— —	22,385 —	482,847 494,674	— —	751,044 744,674

(1)
Reflects signing bonus.

(2)
The amounts shown are the amounts of compensation cost recognized by the Company related to the grants of restricted stock and RSUs, as described in Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payment," ("SFAS No. 123(R)"). For a discussion of valuation assumptions, see Note 8 to the Company's financial statements included in the Company's Annual Report on Form 10-K for Fiscal 2008. The amounts shown exclude any estimate of future forfeitures and reflect the effect of any actual forfeitures. Mr. McBride resigned effective February 11, 2008 and forfeited 100,000 RSUs. The table below shows the overall amount of the compensation cost attributable to each award for the 2008 fiscal year.

Named Executive Officer	Grant Date	Number of Shares in Original Grant	2008 Fiscal Year Compensation Cost
Darren R. Jamison	12/18/2006	500,000	$159,076
Edward I. Reich	10/10/2007 8/31/2006	28,900 14,450	3,901 6,914
James D. Crouse	2/5/2007	200,000	43,088
Leigh L. Estus	6/13/2007	100,000	22,385
Mark G. Gilbreth	6/13/2007	100,000	22,385
Walter J. McBride	6/13/2007	100,000	22,385
(3)
The amounts shown are the amounts of compensation cost recognized by the Company related to the grants of stock options, as described in SFAS No. 123(R). For a discussion of valuation assumptions, see Note 8 to the Company's financial statements included in the Company's Annual Report on Form 10-K for Fiscal 2008. The amounts shown exclude any estimate of future forfeitures and reflect the effect of any actual forfeitures. Mr. McBride resigned effective February 11, 2008 and forfeited 427,083 options. The table below shows the overall amount of the compensation cost is attributable to each award for the 2008 fiscal year.

Named Executive Officer	Grant Date	Exercise Price	Number of Shares of Stock Underlying Options in Original Grant	2008 Fiscal Year Compensation Cost
Darren R. Jamison	12/18/2006	$1.27	2,000,000	$518,012
Edward I. Reich	01/15/2008 08/22/2005	1.52 2.91	750,000 75,000	46,770 43,601
James D. Crouse	02/05/2007	0.86	850,000	148,779
Leigh L. Estus	02/14/2007 11/07/2005	0.90 2.75	300,000 500,000	54,900 274,538
Mark G. Gilbreth	02/14/2007 06/12/2006 10/31/2005 03/17/2005 09/09/2004 01/26/2004 01/26/2004	0.90 2.63 2.43 1.64 1.58 2.36 2.36	100,000 400,000 100,000 110,000 25,000 70,000 5,000	18,300 217,816 48,532 35,895 8,015 25,362 806
Walter J. McBride	01/11/2006 07/11/2005	3.20 1.63	500,000 500,000	334,002 148,845

(4)
Details of the amounts reported as All Other Compensation for the 2008 fiscal year are as follows:

Name	Relocation	401(k) Company Match	Total All Other Compensation
Darren R. Jamison	$20,502	$5,116	$25,618
Edward I. Reich	—	2,709	2,709
James D. Crouse	—	3,310	3,310
Leigh L. Estus	—	3,708	3,708
Mark G. Gilbreth	—	3,669	3,669
Walter J. McBride	—	—	—
(5)
Neither Mr. Reich nor Mr. Crouse was a named executive officer for Fiscal 2007.

(6)
Mr. McBride resigned from the Company effective February 11, 2008.

        As discussed in the section entitled "Compensation Discussion and Analysis," in setting compensation, the Compensation Committee considers both specific components (for example, base salary, annual cash bonus and long-term incentive compensation) and total compensation. While considering each component of compensation, the Compensation Committee is relatively more focused on each Named Executive Officer's total compensation, rather than the individual components that make up an executive's total compensation.

Grants of Plan-Based Awards

        Information about each grant of a plan-based award made to a Named Executive Officer during Fiscal 2008 is set forth in the table below.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units(1)	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards(2)	Grant Date Fair Value of Stock and Option Awards(3)
Darren R. Jamison President and Chief Executive Officer	—	—	—	$—	$—
Edward I. Reich Executive Vice President & Chief Financial Officer	01/15/2008 10/10/2007	— 28,900	750,000 —	1.52 —	899,100 32,946
James D. Crouse Executive Vice President Sales & Marketing	—	—	—	—	—
Leigh L. Estus Senior Vice President, Operations	06/13/2007	100,000	—	—	112,000
Mark G. Gilbreth Executive Vice President & Chief Technology Officer	06/13/2007	100,000	—	—	112,000
Walter J. McBride Former Executive Vice President & Chief Financial Officer	06/13/2007	100,000	—	—	112,000

(1)
Reflects restricted stock unit awards granted as inducement awards. The restricted stock units vest in four equal installments on each anniversary of the grant date conditioned on continued employment.

(2)
Reflects the fair market value of a share of Common Stock as the closing sales price of the Common Stock on the date of grant.

(3)
Reflects the SFAS No. 123(R) value of all awards made in Fiscal 2008 to the Named Executive Officers. Such amounts are not apportioned over the service or vesting period, as opposed to the presentation in the Summary Compensation Table.

        In February 2007, the Compensation Committee formalized its policy regarding the granting of equity-based compensation awards. The policy generally provides that the Compensation Committee shall not backdate any equity grant or manipulate the timing of the public release of material information with the intent of benefiting a grantee under an equity award. Generally, quarterly grants of equity-based compensation awards are to be approved by the Compensation Committee on the date of a regularly scheduled meeting of the Compensation Committee. Inducement grants may be approved at a special meeting of the Compensation Committee and are generally effective as of the commencement of employment. The date the Compensation Committee acts to approve an award shall be the grant date of the award for purposes of the Company's equity compensation plans, except that grants made after the close of business may be deemed to be granted on the following day. No grants may be made by action on written consent, except in extraordinary circumstances. In no event shall the exercise price or value of an award be determined by reference to the fair market value of the Company's common stock on a day other than the grant date of the award.

Outstanding Equity Awards at Fiscal Year-End

        Information about outstanding equity awards held by the Named Executive Officers as of the end of Fiscal 2008 is set forth in the table below.

	Option Awards					Stock Awards
Number of Shares or Units of Stock That Have Not Vested(3)
Number of Securities Underlying Unexercised Options
Market Value of Shares or Units of Stock That Have Not Vested(3)
Name			Option Exercise Price	Option Expiration Date(2)
	Exercisable(1)	Unexercisable(1)
Darren R. Jamison President& Chief Executive Officer	625,000	1,375,000	$1.27	12/18/2016		375,000	$795,000
Edward I. Reich Executive Vice President & Chief Financial Officer	48,438 —	26,562 750,000	2.91 1.52	08/22/2015 01/15/2018		10,837 28,900	22,974 61,268
James D. Crouse Executive Vice President Sales & Marketing	230,208	619,792	0.86	02/05/2017		150,000	318,000
Leigh L. Estus Senior Vice President, Operations	291,667 81,250	208,333 218,750	2.75 0.90	11/07/2015 02/14/2017		100,000 —	212,000 —
Mark G. Gilbreth Executive Vice President & Chief Technology Officer	4,500 12,750 13,000 12,000 5,000 70,000 21,875 82,500 60,417 175,000 27,083	— — — — — — 3,125 27,500 39,583 225,000 72,917	2.50 0.33 3.33 1.89 2.36 2.36 1.58 1.64 2.43 2.63 0.90	11/01/2008 05/01/2009 02/18/2010 06/26/2012 01/26/2014 01/26/2014 09/09/2014 03/17/2015 10/31/2015 06/12/2016 02/14/2017		100,000 — — — — — — — — — —	212,000 — — — — — — — — — —
Walter J. McBride Former Executive Vice President & Chief Financial Officer	50,000 250,000	— —	1.63 3.20	07/11/2015 01/11/2016	(4) (4)	— —	— —

(1)
One-fourth of each option vests on the first anniversary of the grant date and 1/48th vests on the first day of each full month thereafter, so that all shall be vested on the first day of the 48th month after the issuance. Vesting is conditioned on continued employment

(2)
All options terminate, if not sooner, at the expiration of ten years following the grant date.

(3)
Restricted stock units vest in four equal installments on each anniversary of the date of grant conditioned on continued employment.

(4)
These options were exercised by Mr. McBride subsequent to the end of Fiscal 2008 following his resignation.

Option Exercises and Stock Vested

        Information about the exercise of stock options and vesting of restricted stock, including restricted stock units, during Fiscal 2008 for each Named Executive Officer on an aggregated basis is set forth in the table below. No stock options were exercised by the Named Executive Officers during Fiscal 2008.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting		Value Realized on Vesting
Darren R. Jamison President & Chief Executive Officer	—	$—	125,000	(1)	$197,500	(1)
Edward I. Reich Executive Vice President & Chief Financial Officer	—	—	3,613	(2)	3,974	(2)
James D. Crouse Executive Vice President Sales & Marketing	—	—	50,000	(3)	76,000	(3)
Leigh L. Estus Senior Vice President, Operations	—	—	—		—
Mark G. Gilbreth Executive Vice President & Chief Technology Officer	—	—	—		—
Walter J. McBride Former Executive Vice President & Chief Financial Officer	—	—	—		—

(1)
On December 18, 2007, 125,000 shares vested and the market value of the stock was $1.58.

(2)
On August 31, 2007, 3,613 shares vested and the market value of the stock was $1.10.

(3)
On February 5, 2008, 50,000 shares vested and the market value of the stock was $1.52.

Potential Payments upon Termination or Change-in-Control

        The Company has entered into certain agreements and maintains certain plans that will require the Company to provide compensation to Named Executive Officers in the event of a termination of employment or a change in control of the Company. The amount of compensation payable to each Named Executive Officer if each situation occurred on March 31, 2008 is listed in the tables below.

Mr. Jamison

Executive Benefits and Payments upon Termination	Involuntary Termination without Cause		Termination Related to Change in Control
Cash Payments	$400,400	(1)	$600,600	(2)
Stock Options (unvested)	—		1,700,000	(3)
Restricted Stock Units (unvested)	—		795,000	(4)
Insurance Benefits	19,133	(5)	28,700	(6)

(1)
Reflects a severance payment of Mr. Jamison's annual base salary as of March 31, 2008 payable over a period of 12 months after termination, in accordance with Mr. Jamison's severance agreement dated December 18, 2006.

(2)
Reflects a lump sum severance payment of Mr. Jamison's base salary as of March 31, 2008 for 18 months, in accordance with Mr. Jamison's severance agreement dated December 18, 2006.

(3)
Reflects the value of the shares of Common Stock over the exercise price of outstanding, unexercised stock options if the executive is involuntarily terminated (other than for misconduct) or resigns as a result of a reduction in responsibility or compensation or relocation within 12 months of a change of control of the Company. Full vesting is also triggered if the acquirer of the Company does not assume the awards issued under the 2000 Plan.

(4)
Reflects the value of the outstanding, unvested restricted stock units of Common Stock, which become vested if the executive is involuntarily terminated (other than for misconduct) or resigns as a result of a reduction in responsibility or compensation or relocation within 12 months of a change of control of the Company. Full vesting is also triggered if the acquirer of the Company does not assume the awards issued under the 2000 Plan.

(5)
Reflects the premiums for medical and dental insurance benefits for a 12-month period in accordance with the Company's severance policy.

(6)
Reflects the premiums for medical and dental insurance benefits for a 12-month period in accordance with the Company's Change of Control Plan.

Mr. Reich

Executive Benefits and Payments upon Termination	Involuntary Termination without Cause		Termination Related to Change in Control
Cash Payments	$125,000	(1)	$250,000	(2)
Stock Options (unvested)	—		450,000	(3)
Restricted Stock Units (unvested)	—		84,242	(4)
Insurance Benefits	6,870	(5)	13,742	(6)

Mr. Crouse

Executive Benefits and Payments upon Termination	Involuntary Termination without Cause		Termination Related to Change in Control
Cash Payments	$114,400	(1)	$228,800	(2)
Stock Options (unvested)	—		1,071,000	(3)
Restricted Stock Units (unvested)	—		318,000	(4)
Insurance Benefits	9,615	(5)	19,230	(6)

Mr. Estus

Executive Benefits and Payments upon Termination	Involuntary Termination without Cause		Termination Related to Change in Control
Cash Payments	$115,440	(1)	$230,880	(2)
Stock Options (unvested)	—		366,000	(3)
Restricted Stock Units (unvested)	—		212,000	(4)
Insurance Benefits	9,299	(5)	18,598	(6)

Mr. Gilbreth

Executive Benefits and Payments upon Termination	Involuntary Termination without Cause		Termination Related to Change in Control
Cash Payments	$123,700	(1)	$247,400	(2)
Stock Options (unvested)	—		213,883	(3)
Restricted Stock Units (unvested)	—		212,000	(4)
Insurance Benefits	5,823	(5)	11,647	(6)

(1)
Reflects a severance payment of six months of the executive's normal compensation.

(2)
Reflects a lump sum severance payment of twelve months of the executive's normal compensation.

(3)
Reflects the value of the shares of Common Stock underlying outstanding, unexercised stock options, which become exercisable if the executive is involuntarily terminated (other than for misconduct) or resigns as a result of a reduction in responsibility or compensation or relocation within 12 months of a change of control of the Company. Full vesting is also triggered if the acquirer of the Company does not assume the awards issued under the Equity Incentive Plan.

(4)
Reflects the value of the outstanding, unvested restricted stock units of common stock, which become vested if the executive is involuntarily terminated (other than for misconduct) or resigns as a result of a reduction in responsibility or compensation or relocation within 12 months of a change of control of the Company. Full vesting is also triggered if the acquirer of the Company does not assume the awards issued under the Equity Incentive Plan.

(5)
Reflects the premiums for medical and dental insurance benefits based on current coverage for a 6-month period in accordance with the severance policy.

(6)
Reflects the premiums for medical and dental insurance benefits based on current coverage for a 12-month period in accordance with the Change in Control Plan.

Mr. McBride

        Effective February 11, 2008, Mr. McBride resigned. He was not an employee of the Company as of March 31, 2008 and, therefore, was not eligible to receive any additional payments or benefits.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

        The Board of Directors adopted the Change of Control Plan in April 2002. The Change of Control Plan is applicable to each member of management designated by the Board of Directors, including the Named Executive Officers as described above. In the event that a participant is involuntarily terminated (other than for misconduct) or resigns as a result of a reduction in responsibility or compensation or relocation within 12 months of a change in control of the Company the participant will receive a payment equal to his or her annual base salary plus the cash incentive compensation for the year in which the effective date for the change in control occurs, as well as continuation of health plan benefits for 12 months. However, Mr. Jamison is a party to an agreement that provides he will receive an enhanced payment equal to his base salary over a period of 18 months.

        The Company adopted the Capstone Turbine Corporation Severance Pay Plan (the "Severance Plan") in May 2002. In February 2003, the Severance Plan was amended to provide that each member of management reporting to the Chief Executive Officer and/or the President whose employment is involuntarily terminated without cause is entitled, upon signing a release, to an amount equal to such person's salary for six months. However, Mr. Jamison is a party to an agreement that provides he will receive an enhanced payment equal to his base salary over a period of 12 months. The Severance Plan was amended effective January 31, 2005 to clarify that benefits due following a change of control of the Company are offset by benefits received under the Change of Control Plan or under any other severance agreement with the Company and to achieve administrative consistency with the Company's other change in control plans and arrangements. The Change of Control Plan was amended again effective March 17, 2005 to modify the definition of change of control of the Company and to permit a participant to resign and receive benefits following a six month trial period in a position that would otherwise constitute a reduction in responsibility or compensation.

        The Company has entered into indemnification agreements with its officers and directors containing provisions which may require the Company, among other things, to indemnify its officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

        Stock awards or options to purchase the Common Stock of the Company have been issued to Named Executive Officers as inducement grants or pursuant to the 2000 Plan that become fully vested or exercisable if a participant is involuntarily terminated (other than for misconduct) or resigns as a result of a reduction in responsibility or compensation or relocation within 12 months of a change of control of the Company. Full vesting is also triggered if the acquirer of the Company does not assume the awards issued under the Equity Incentive Plan. The Equity Incentive Plan was amended effective January 31, 2005 to clarify certain resignation rights following a change of control and to achieve administrative consistency with the Company's other change in control plans and arrangements. The Equity Incentive Plan was amended again effective March 17, 2005 to modify the definition of change of control of the Company and to permit a participant to resign and receive benefits following a six month trial period in a position that would otherwise constitute a reduction in responsibility or compensation.

        The Company entered into employment agreements with each of the Named Executive Officers that provide for equity compensation awards and generally provide that employment may be terminated at will. Mr. Jamison's employment agreement provides for certain bonus opportunities. A bonus of $100,000 is to be paid upon the Company's achievement of cash flow positive for any two consecutive quarters during the first two years of employment. In addition, there is a potential annual cash bonus at the discretion of the Compensation Committee targeted at 100% of base salary. Mr. Jamison is also party to a severance agreement with the Company providing the enhanced severance benefits described above.

COMPENSATION OF DIRECTORS

        Information about the compensation of the non-executive directors for Fiscal 2008 is set forth in the table below.

Name(1)	Fees Earned or Paid in Cash(2)	Option Awards(3)	Total
Eliot G. Protsch	$31,494	$11,188	$42,682
Richard K. Atkinson	28,000	32,083	60,083
John V. Jaggers	29,495	11,188	40,683
Noam Lotan	29,500	18,898	48,398
Gary J. Mayo(4)	10,225	3,010	13,235
Gary D. Simon	29,498	37,076	66,574
Holly A. Van Deursen(4)	10,221	3,010	13,231
Darrell J. Wilk	25,000	25,428	50,428

(1)
Mr. Jamison, the Company's President and Chief Executive Officer, does not receive compensation for serving as a member of the Board of Directors.

(2)
Includes stock awards granted to non-employee directors who elect to take payment of all or any part of their directors' fees in stock in lieu of cash. For each term of the Board of Directors (beginning on the date of an annual meeting of stockholders and ending on the date immediately preceding the next annual meeting of stockholders), a non-employee director may elect to receive, in lieu of all or any portion of his or her annual retainer or committee fee cash payment, a stock award. The award is calculated by dividing the amount of the fee by the fair market value of a share of Common Stock on the date the fee is payable. For Fiscal 2008, 39% of the fees were paid in the form of stock.

(3)
The amounts shown are the amounts of compensation cost recognized by the Company in Fiscal 2008 related to the grants of stock options in Fiscal 2008 and prior fiscal years, as described in SFAS No. 123(R). For a discussion of valuation assumptions, see Note 8 to the Company's financial statements included in the Company's Annual Report on Form 10-K for Fiscal 2008. The amounts shown exclude any estimate of future forfeitures and reflect the effect of any actual forfeitures. The table below shows how much of the overall amount of the compensation cost is attributable to each award.

Director	Grant Date	Exercise Price	Number of Shares of Stock Underlying Options in Original Grant	2008 Fiscal Year Compensation Cost
Eliot G. Protsch	08/24/2007 08/18/2006	$0.99 2.03	10,000 10,000	$4,775 6,413
Richard K. Atkinson	08/24/2007 08/18/2006 12/09/2005	0.99 2.03 3.62	10,000 10,000 21,600	4,775 6,413 20,895
John V. Jaggers	08/24/2007 08/18/2006	0.99 2.03	10,000 10,000	6,413 4,775
Noam Lotan	08/24/2007 08/18/2006 06/23/2005	0.99 2.03 1.35	10,000 10,000 21,600	4,775 6,413 7,710
Gary J. Mayo	10/11/2007	1.11	21,600	3,010
Gary D. Simon	08/24/2007 08/18/2006 09/16/2005	0.99 2.03 5.45	10,000 10,000 21,600	4,775 6,413 25,888
Holly A. Van Deursen	10/11/2007	1.11	21,600	3,010
Darrell J. Wilk	08/24/2007 08/18/2006 06/19/2006	0.99 2.03 2.35	10,000 10,000 21,600	4,775 6,413 14,240

  The grant date fair value of each option to purchase 10,000 shares of Common Stock grated on August 24, 2007 was $7,943. The grant date fair value of the option to purchase 21,600 shares of Common Stock grated on October 11, 2007 was $19,181. The grant date fair value is calculated based on the SFAS No. 123(R). For a discussion of valuation assumptions, see Note 8 to the Company's financial statements included in the Company's Annual Report on Form 10-K for Fiscal 2008. As of March 31, 2008, Messrs. Protsch and Jaggers each held options to purchase 86,884 shares, Mr. Lotan held options to purchase 51,600 shares, Mr. Mayo and Ms. Van Deursen each held options to purchase 21,600 shares and Messrs. Atkinson, Simon and Wilk each held options to purchase 41,600 shares.

(4)
Effective October 11, 2007, the Board of Directors of the Company elected Gary J. Mayo and Holly A. Van Deursen to serve as members of the Company's Board of Directors.

        On an annual basis, following the Annual Meeting, the Board of Directors, upon recommendation of the Compensation Committee, determines the compensation payable to non-employee members of the Board of Directors for the term beginning on the date of the prior year's annual meeting of stockholders, and ending on the date immediately preceding the next annual meeting of stockholders. Hewitt provided the Compensation Committee with information on peer comparisons, including a methodology overview, total board compensation, board-only compensation and equity grants, committee service compensation and initial equity grants.

        The 2000 Plan provides that a non-employee director who joins the Board of Directors shall receive on his or her initial election to the Board of Directors, an option to purchase 21,600 shares of our Common Stock. This initial grant becomes exercisable in three equal installments on each anniversary of the initial election, based upon continuing service as a director. The 2000 Plan further provides for the grant of options to our non-employee directors to purchase 10,000 shares of our Common Stock on the date of each Annual Meeting of Stockholders at which the non-employee director is re-elected to our Board of Directors. This annual grant becomes exercisable in four equal installments at the end of each quarter in the fiscal year, based upon continuing service as a director. The exercise price of all options is equal to the fair market value of the Common Stock on the grant date, and the term is ten years, subject to earlier expiration in connection with termination of service.

        In addition, each non-employee director receives an annual cash retainer of $25,000. Each non-employee director who is a member of one of the Board of Directors' standing committees of the Board of Directors also receives a $1,500 annual retainer for each standing committee on which he or she serves; provided that the Chairman of each committee receives a $3,000 annual retainer. The Chairman of the Board of Directors receives an additional $5,000 annual retainer. Non-employee directors may elect to receive shares of Common Stock, up to a maximum of 20,000 shares in a fiscal year, in lieu of any cash retainer, based on the fair market value of Capstone Common Stock on the date that cash would have otherwise been paid. All payments are paid quarterly in arrears. If requested, all director expenses incurred in attending the Board of Directors or Committee meetings are reimbursed by the Company.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table sets forth information regarding securities authorized for issuance under equity compensation plans as of March 31, 2008.

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights		Weighted-average exercise price of outstanding options and rights		Number of securities remaining available for future issuance under equity compensation plans
Equity Compensation Plans, Approved by Stockholders
2000 Plan Stock Options	4,032,923		$2.39		666,675	(4)
2000 Plan Stock Bonus Awards	1,621,638		—		—
2000 Employee Stock Purchase Plan	—		—		117,939
Equity Compensation Plans, Not Approved by Stockholders
Inducement Stock Options	5,150,000	(1)	$1.50		—
Inducement Restricted Stock Units	675,000	(2)	—		—

Total	11,479,561		$1.89	(3)	784,614

(1)
Consists of stock options granted outside the Company's 2000 Plan at exercise prices equal to the fair market value of its Common Stock, as inducement grants to executive officers and other employees of the Company since 2002. Included in the 5,150,000 options were 2,000,000 options granted to Mr. Jamison, 300,000 options granted to Mr. McBride, 850,000 options granted to Mr. Crouse, 650,000 options granted to John C. Fink III, our former Executive Vice President of Business Development, 500,000 options granted to Mr. Estus and 850,000 options granted to two other employees. Although the options were not granted under the 2000 Plan, they are governed by terms and conditions similar to those granted under the 2000 Plan.

(2)
Consist of shares of restricted stock or restricted stock units granted outside of the Company's 2000 Plan, as inducement grants to executive officers and employees of the Company since December 2006. Included in the 675,000 units were 375,000 units granted to Mr. Jamison, 150,000 units granted to Mr. Crouse and 150,000 units granted to another employee. As with the inducement options, these restricted stock units are governed by terms and conditions similar to those set forth in the 2000 Plan.

(3)
The weighted-average exercise price does not take into account restricted stock units as there is no exercise price associated with restricted stock units.

(4)
The shares available for stock bonus awards under the 2000 Plan are included in this number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The tables below set forth certain information as of June 30, 2008 (unless otherwise indicated) regarding beneficial ownership of Common Stock by (1) each director, nominee for director and Named Executive Officer of the Company who owns Common Stock, (2) all directors and executive officers as a group, and (3) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company. As of June 30, 2008, there were 151,557,713 shares of Common Stock outstanding. Except as otherwise indicated, the beneficial owners listed below have sole voting and investment power with respect to all shares owned by them, except to the extent such power is shared by a spouse under applicable law.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Eliot G. Protsch	1,636,514	(2)	1.08%
Darren R. Jamison	913,645		*
Mark G. Gilbreth	575,000		*
Leigh L. Estus	471,915		*
James D. Crouse	347,475		*
John V. Jaggers	275,975	(3)	*
Edward I. Reich	59,834		*
Noam Lotan	49,100		*
Gary D. Simon	37,174		*
Richard K. Atkinson	31,900		*
Darrell J. Wilk	32,400		*
Gary J. Mayo	8,520		*
Walter J. McBride	2,500		*
Directors and executive officers as a group (14 persons)	4,482,912		2.96%

*
Less than one percent.

(1)
In computing the number of shares beneficially owned by an individual and the percentage ownership of that individual, shares of Common Stock underlying options held by that individual that are currently exercisable, or will become exercisable within 60 days from June 30, 2008, are deemed outstanding. The total number of shares of Common Stock underlying options, pursuant to which such individuals have rights to acquire beneficial ownership of Common Stock within 60 days, is as follows:

Name	Shares Underlying Options
Eliot G. Protsch	84,384
Darren R. Jamison	833,333
Mark G. Gilbreth	560,688
Leigh L. Estus	456,249
James D. Crouse	318,750
John V. Jaggers	84,384
Edward I. Reich	56,250
Noam Lotan	49,100
Gary D. Simon	31,900
Richard K. Atkinson	31,900
Darrell J. Wilk	31,900
Gary J. Mayo	—

(2)
The ownership also includes 1,464,286 shares held by Alliant Energy Corporation; Mr. Protsch disclaims beneficial ownership of such shares except to the extent of his proportional interest therein.

(3)
The ownership also includes (a) 43,087 shares of Common Stock held by Sevin Rosen Fund V L.P.; (b) 1,842 shares of Common Stock held by Sevin Rosen V Affiliates Fund L.P.; (c) 9,728 shares of Common Stock held by Sevin Rosen VII Affiliates Fund, L.P.; (d) 16 shares of Common Stock held by SRB Associates VII L.P. (John V. Jaggers is a general partner of SRB Associates V L.P., the general partner of Sevin Rosen Fund V L.P. and Sevin Rosen V Affiliates Fund L.P., and of SRB Associates VII L.P., the general partner of Sevin Rosen VII Affiliates Fund L.P., and may be deemed to have shared power to dispose of and vote these shares. Mr. Jaggers disclaims beneficial ownership of these shares except to the extent of his proportionate partnership interest in these shares); and (e) 136,918 shares directly owned by Mr. Jaggers.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        Based on our review of the copies of reports furnished to Capstone and written representations from Capstone's executive officers, directors and persons who owned more than ten percent of a registered class of Capstone's equity securities during the fiscal year ended March 31, 2008, we believe that all holdings and reportable transactions by such executive officers, directors and ten percent stockholders in Company securities were reported on a timely basis pursuant to Exchange Act Section 16(a) filing requirements.

Code of Business Conduct and Code of Ethics

        The Company has adopted a Code of Business Conduct that applies to all directors, officers and employees of the Company. All directors, officers and employees of the Company are expected to be committed to the highest standards of honest, ethical and legal behavior. In addition, the Company has adopted a Code of Ethics that applies to the Chief Executive Officer, the Chief Financial Officer and senior financial officers of the Company. The Code of Ethics addresses the unique role of these officers in corporate governance. Each officer subject to the Code of Ethics is subject to, and has agreed to abide by, the Code of Business Conduct. The Code of Ethics and Code of Business Conduct are available on the Company's website at www.microturbine.com.

Corporate Governance Principles

        The Company takes corporate governance responsibilities very seriously. In July 2004, the Board of Directors adopted Corporate Governance Principles to address the Board of Directors' governance role and functions. The Corporate Governance Principles describe the role of the Board of Directors and provide a framework for, among other things, issues such as director selection and qualifications, director compensation, meetings of the Board of Directors, selection of the Chief Executive Officer and director orientation and continuing education. The Board of Directors will review the Company's Corporate Governance Principles on an annual basis or more often, if necessary. The Corporate Governance Principles are available on the Company's website at www.microturbine.com.

Related Person Transactions Policies and Procedures

        The Audit Committee has adopted written policies and procedures regarding related party transactions. The policies and procedures require that the Audit Committee, whose members are all independent directors, review and approve all related party transactions. In determining whether to approve or ratify a related party transaction, the Audit Committee considers, among other factors, whether the related party transaction is on terms no more favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, the extent of the related person's interest in the transaction and, in the case of directors and officers, whether the provisions of Section 144 of the Delaware General Corporation Code have been met. Any director who is a related person with respect to a transaction under review may not participate in the discussion or approval of the transaction.

Additional Information

        Capstone is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by Capstone may be inspected without charge and copies obtained upon payment of prescribed fees from the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC 20549. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. In addition, the filings made by Capstone with the SEC may be accessed by way of the SEC's Internet address, http://www.sec.gov.

        A copy of this Proxy Statement and our 2008 Annual Report has been posted on the Internet and is available by following the instructions in The Notice of Internet Availability. Capstone will undertake to provide promptly without charge to each person to whom a copy of the proxy statement is delivered, upon the written request of any such person, a copy of Capstone's Annual Report on Form 10-K for the period ended March 31, 2008 as filed with the SEC. Requests for such copies should be addressed to: Capstone Turbine Corporation, 21211 Nordhoff Street, Chatsworth, California 91311, Attn: Investor Relations.

Appendix A

CAPSTONE TURBINE CORPORATION

EXECUTIVE PERFORMANCE INCENTIVE PLAN

Effective April 1, 2008

        THIS INSTRUMENT is adopted by Capstone Turbine Corporation (the "Company") as the Capstone Turbine Corporation Executive Performance Incentive Plan (the "Plan") to be effective as of April 1, 2008.

RECITALS:

        WHEREAS, the Company has reviewed its executive compensation programs and policies and has determined that key employees should be provided with opportunities to earn additional compensation based on achievement of specified performance goals;

        WHEREAS, the Company therefore desires to establish a compensation program that provides meaningful economic incentives to encourage outstanding performance by key employees;

        WHEREAS, the Company further desires that the performance goals be established in such a manner so that the economic interests of the key employees are aligned with the economic interests of the shareholders of the Company; and

        WHEREAS, the Company intends that all compensation payable and awards granted hereunder will qualify as "performance-based compensation" described in section 162(m)(4)(C) of the Code (as defined below), and that this Plan be approved by the shareholders of the Company before the compensation amounts described hereunder are paid by the Company.

        NOW, THEREFORE, pursuant to authorization of the Board of Directors of the Company taken on June 11, 2008, this instrument is hereby adopted as the Plan that has been established by the Company for the purposes stated herein:

Article I. Definitions

        1.1    Award.    An incentive compensation award issued hereunder to a Participant that is subject to and dependent upon the attainment of one or more performance goals. Payments under Awards will be made, at the discretion of the Committee, in the form of cash, common stock of the Company, or any other securities or property. Payments hereunder may be provided in fulfillment of compensation bonus obligations that are payable under an employment agreement between a Participant and the Company.

        1.2    Board.    The board of directors of the Company.

        1.3    Code.    The Internal Revenue Code of 1986, as amended.

        1.4    Committee.    A committee of Board members that is designated by the Board as the "Compensation Committee," provided that the Committee shall be composed of at least two individuals (or such number that satisfies section 162(m)(4)(C) of the Code) and shall be solely composed of individuals who are "outside directors" as defined in Treas. Reg. § 1.162-27(e)(3) or any successor provision.

        1.5    Company.    Capstone Turbine Corporation and its affiliates, successors and assigns.

        1.6    Disability.    A Participant who is eligible for disability benefits under the Company's long-term disability benefits plan shall be deemed to have incurred a disability hereunder.

        1.7    Participant.    Executive and senior officers of the Company who have been designated by the Committee to receive Awards hereunder.

        1.8    Payment Date.    The date described in Section 4.2 herein.

        1.9    Performance Period.    The period of time to be used in measuring the time during which performance goals under Awards must be met. The Performance Period shall be each fiscal year of the Company unless otherwise specified by the Committee.

        1.10    Plan.    The Capstone Turbine Corporation Executive Performance Incentive Plan.

        1.11    Retirement.    The retirement from active service by a Participant that is approved by the Board or Committee under policies that are adopted for the retirement of executive officers and/or directors of the Company.

        1.12    Voting Securities.    Any securities of an entity that vote generally in the election of its directors.

Article II. Administration

        The Plan shall be administered by the Committee. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made or action taken by the Committee to administer the Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Award. The Company shall bear all expenses of Plan administration. In addition to all other authority vested with the Committee under the Plan, the Committee shall have complete authority to:

          (a)   Select Participants who may receive payments pursuant to Awards, and grant Awards pursuant to the terms hereof;

          (b)   Subject to the limitations and conditions contained in the Plan, establish the amounts payable under the Awards and the performance goals to be achieved for the payment of the Awards;

          (c)   Interpret all provisions of this Plan;

          (d)   Prescribe the forms to be used and procedures to be followed by Participants for the administration of the Plan;

          (e)   Adopt, amend, and rescind rules for Plan administration; and

          (f)    Make all determinations it deems advisable for the administration of this Plan.

Article III. Award Eligibility and Limitations

        3.1    Terms of Awards.    All Awards must be established by the Committee in writing no later than the earlier to occur of (i) 90 days after the beginning of the Performance Period, and (ii) the elapse of 25% of such Performance Period. Payment of compensation under an Award shall be based on the attainment of one or more pre-established objective performance goals that are based on the criteria described in Section 3.3. The Committee must identify the Participant to whom the Award has been granted, the amount of compensation payable under the Award, and the performance goals upon which the Award is conditioned. Neither the Company nor the Committee shall have the discretion to increase the amount payable under an Award that would otherwise be due upon the attainment of the performance goals stated in the Award. Except as provided in the written terms and conditions of an Award that are provided to a Participant, or in an employment agreement between the Participant and the Company, the Committee shall retain the right to reduce or eliminate the amount that is payable under the Award.

        3.2    Form of Payment.    An Award shall be paid in the form of a bonus to a Participant. The amount of the bonus shall be stated as a fixed amount or as an objective formula for computing the amount of compensation payable if the performance goal is obtained. A formula for computing compensation may be expressed as a percentage of base compensation payable to a Participant or on any other basis that yields a determinable amount of compensation. The maximum amount of compensation that is payable under all Awards made to a Participant during a calendar year is $4,000,000.

        3.3    Performance Criteria of Awards.    Subject to the terms hereof, and in a manner consistent with Treas. Reg. § 1.162-27 or any successor rule under the Code, performance goals shall be determined in the sole and absolute discretion of the Committee, provided that the goals must be such that whether or not the performance goal will be achieved is substantially uncertain at the time the performance goals and the terms of the Award are established. Performance goals may be based upon increases in performance of the Company over a prior period, but may also be based on maintaining status quo or limiting losses or decreases in performance, as is appropriate in view of the business conditions of the Company, its industry or the market in which its securities are traded at the time that a performance goal is established. Performance goals shall be determined on one or more of the following criteria, as such terms are expressed in the Company's financial statement, and as selected from time to time by the Committee:

          (a)   Return on equity, capital, sales or assets;

          (b)   Revenue measurements (e.g., net, gross or sales);

          (c)   Income (net, pre-tax, and/or operating);

          (d)   Cash flow (including operating cash flow, free cash flow, discounted return on investment and cash flow in excess of cost of capital);

          (e)   Earnings per share;

          (f)    Gross margins;

          (g)   Cash utilization; and/or

          (h)   Operating expenses and its components (e.g., cost of materials).

Article IV. Payment of Compensation under Award

        4.1    Payment under Awards.    Except as provided in Sections 4.3, 4.4 and 4.5, payment under an Award shall only occur if (i) the performance goals specified in the Award were satisfied during the Performance Period and (ii) the Participant is employed by the Company or an affiliate of the Company at the end of the Performance Period. Except as provided in Sections 4.3 and 4.5, payment under an Award shall not occur until the Committee has certified in writing that the performance goals have been achieved. For this purpose, approved minutes of the Committee meeting or action by unanimous written consent of the Committee by which certification is made shall be treated as a written certification. However, such certification is not required if payment under the Award is attributable solely to the increase in the value of the Company's common stock.

        4.2    Time of Payment.    Except as provided in Section 4.5, amounts that become payable under an Award after attainment of performance goals shall be paid as soon as it is practicable following the close of the Performance Period and, to the extent required in Section 4.1, the certification by the Committee of the attainment of such performance goals (the "Payment Date").

        4.3    Death or Disability.    Upon the death or Disability of a Participant during a Performance Period, payments under Awards shall be made as follows:

          (a)   If the performance goals specified in the Participant's Award are achieved, the Participant shall be eligible to receive payments under the Award. The Award may be paid in full or may be prorated based on the number of full months which have elapsed in the Performance Period as of the date of such death or Disability, at the sole and absolute discretion of the Committee. Payments under this Section 4.3(a) shall be made as determined by the Committee following the close of the Performance Period, but not prior to the date the Committee certifies in writing that the performance goals have been achieved.

          (b)   If the performance goals specified in the Participant's Award are not achieved, the Committee may in its discretion pay all or a portion of the Award. Any payment under the Award may be prorated based on the number of full months which have elapsed in the Performance Period as of the date of such death or Disability, at the sole and absolute discretion of the Committee. Payments under this Section 4.3(b) shall be made as determined by the Committee following the close of the Performance Period.

          (c)   Notwithstanding anything contained herein to the contrary, if a Participant and the Company are parties to a written agreement that expressly addresses the payment of performance-based bonuses upon death or Disability, the obligations of the Company hereunder will be subject to the terms of that agreement.

        4.4    Retirement.    Upon the Retirement of a Participant during a Performance Period and the attainment of the performance goals under an Award for such Participant for such Performance Period, the Award may be paid in full or may be prorated based on the number of full months which elapsed in the Performance Period as of the date of the Retirement, at the sole and absolute discretion of the Committee. Payments under this Section 4.4 shall be made on the Payment Date.

        4.5    Change in Control.    In the event the Company experiences a "Change in Control" (as defined as an "Acquisition" under the Capstone Turbine Corporation 2000 Equity Incentive Plan, as amended) during a Performance Period when performance goals of an Award are not achieved, the Participant may receive at the discretion of the Committee the target bonus amount that would be payable under an Award, or a portion thereof as determined appropriate by the Committee. The payment of the Award shall be made, at the discretion of the Committee, after the end of the Performance Period or the Change in Control. Notwithstanding anything contained herein to the contrary, if a Participant and the Company are parties to a written agreement or any other program or arrangement that expressly addresses the payment of performance-based bonuses upon a Change in Control, the obligations of the Company hereunder will be subject to the terms of such written agreement, program or arrangement.

        4.6    Withholding Tax Requirements.    Amounts paid hereunder shall be subject to applicable federal, state and local withholding tax requirements.

Article V. General Provisions

        5.1    Effect on Employment.    Neither the adoption of this Plan, its operation, nor any documents describing, or referring to, this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or an affiliate or in any way affect any right and power of the Company or an affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

        5.2    Unfunded Plan.    The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

        5.3    Rules of Construction.    Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The masculine gender when used herein refers to both masculine and feminine. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

        5.4    Governing Law.    The internal laws of the State of California (without regard to the choice of law provisions of California) shall apply to all matters arising under this Plan, to the extent that federal law does not apply.

        5.5    Amendment.    The Board may amend or terminate this Plan at any time; provided, however, an amendment that would modify the material terms of the performance goals specified hereunder is not valid until the shareholders of the Company approve the amendment in a manner that satisfies the shareholder approval requirements of section 162(m) of the Code.

        5.6    Successors.    The terms of the Plan shall be binding upon the Company and its successors and assigns, and shall bind any successor of the Company, as well as its assets or its businesses (whether direct or indirect, by purchase, merger, consolidation or otherwise), in the same manner and to the same extent that the Company would be obligated under this Plan if no succession had taken place.

        5.7    Beneficiary Designations.    If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any earned but unpaid Award shall be paid in the event of the Participant 's death. In the absence of any such designation, any Award payments remaining after the Participant's death shall be paid to the Participant's spouse or, if none, to the Participant's children. If the Participant does not have a surviving spouse or children, payment shall be made to his or her estate.

        5.8    Effective Date of Plan.    This Plan shall be effective on April 1, 2008. Awards may be granted hereunder at any time after adoption of this Plan by the Board, provided that no compensation shall be paid under this Plan until the shareholders of the Company approve this Plan in a manner that satisfies section 162(m) of the Code. No Awards may be made under this Plan after the first shareholders meeting that occurs in the fifth year following the year in which the shareholders of the Company previously approved this Plan unless shareholders reapprove this Plan on or prior to the date of such meeting.

        IN WITNESS WHEREOF, the undersigned officer has executed this Plan on this      day of                                    , 2008, to be effective as of April 1, 2008.

CAPSTONE TURBINE CORPORATION
By:

Its:

Appendix B

AMENDMENT TO THE
CAPSTONE TURBINE CORPORATION
AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN

        THIS AMENDMENT to the Capstone Turbine Corporation Amended and Restated 2000 Equity Incentive Plan (the "Plan") is made by Capstone Turbine Corporation (the Company) on June 11, 2008, by action of the Company's board of directors, but to be effective as provided herein.

RECITALS:

        WHEREAS, the Company established the Plan as an equity incentive plan and, pursuant to authorization of the Company's stockholders, amended and restated the Plan effective September 10, 2004, and, by approval by the board of directors, amended and restated the Plan in its entirety on August 24, 2007;

        WHEREAS, the Company desires to amend the Plan to increase the number of shares available for awards under the Plan and prohibit the repricing or certain replacements or exchanges of options without stockholder approval; and

        WHEREAS, pursuant to Section 17 of the Plan, the board has determined that this amendment is subject to the approval of the Company's stockholders;

        NOW, THEREFORE, pursuant to authorization of the Company's board of directors, the Plan is hereby amended as specified below, to be effective without further action as of the date this Amendment is approved by the Company's stockholders:

I.     Section 2(u) is restated as follows:

        (u)   "Option Exchange Program" means a program whereby outstanding Options are amended to reduce the exercise price, or Options are cancelled, exchanged or surrendered in exchange for cash, other awards or Options with an exercise price that is less than the exercise price of the original Options.

II.    Section 2(y) is restated as follows:

        (y)   "Restricted Stock" means Shares acquired pursuant to a Stock Bonus or a Stock Purchase Right granted under Section 12(b) or Section 14.

III.  Section 3 is restated as follows:

        3.    Stock Subject to the Plan.    Subject to the provisions of Section 15, Common Stock will be issued with respect to Options, Restricted Stock, Stock Purchase Rights or Stock Bonuses and the maximum aggregate number of Shares which may be issued hereunder is (i) 6,080,000 Shares; (ii) plus 5,100,000 Shares; (iii) plus the number of Shares previously authorized and remaining available under the Company's 1993 Stock Incentive Plan, as amended, as of the Public Trading Date; (iv) plus any Shares covered by options granted under the Company's 1993 Stock Incentive Plan that are forfeited or expire unexercised or otherwise become available after the Public Trading Date; (v) provided, however, that the maximum aggregate number of Shares which may be issued upon exercise of Incentive Stock Options is 18,980,000 Shares. The total shares originally made available under the 1993 Stock Incentive Plan was 7,800,000. Shares issued hereunder may be authorized but unissued, or reacquired Common Stock. If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or an Option is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under

B-1

the Plan (unless the Plan has terminated). Notwithstanding the provisions of this Section 3, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Code Section 422.

IV.    Paragraphs (vi) and (vii) of Section 4(b), regarding the authority of the Administration Committee, is restated as follows:

        (vi)  to institute an Option Exchange Program; provided, however, that the effectiveness of the Option Exchange Program is subject to the approval of the Company's shareholders; and provided further that any amendment to outstanding Options may not reduce the exercise price of such Options, and such Options may not be cancelled, exchanged or surrendered in exchange for cash, other awards or Options with an exercise price that is less than the exercise price of the original Options without stockholder approval;

        (vii) [reserved];

V.     Paragraph (x) of Section 4(b) is restated as follows:

        (x)   to amend any Option or Stock Purchase Right granted under the Plan as provided in Section 15; provided further that any amendment to outstanding Options are subject to the limitations of Section 6(d); and

VI.   A new Section 6(d) is added as follows:

        (d)   Except as provided in Section 15, the terms of outstanding Options may not be amended to reduce the exercise price of such Options, and such Options may not be cancelled, exchanged or surrendered in exchange for cash, other awards or Options with an exercise price that is less than the exercise price of the original Options without stockholder approval.

VII. Section 10(b)(iii) is restated as follows:

        (iii)  [reserved];

        IN WITNESS WHEREOF, the undersigned officer of the Company has executed this Amendment to the Plan pursuant to authorization from the Company.

CAPSTONE TURBINE CORPORATION
By:

Its:

B-2

This proxy will be voted as directed. If no contrary direction is indicated, this proxy will be voted FOR the election of the directors listed below and FOR each of the proposals below.								Please Mark Here for Address Change or Comments SEE REVERSE SIDE		☐
				FOR All nominees listed (except as indicated)	WITHHOLD AUTHORITY to vote for all nominees listed			FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS:			☐	☐	2.	Approval of the Rights Agreement, dated as of July 7, 2005 with Mellon Investor Services LLC, as amended;	☐	☐	☐
						3.	Approval of the Capstone Turbine Corporation Executive Performance Incentive Plan;	☐	☐	☐
	Nominees:
	01 02	Eliot G. Protsch Richard K. Atkinson	06 07	Gary J. Mayo Gary D. Simon		4.	Approval of an amendment to the Capstone Turbine Corporation Amended and Restated 2000 Equity Incentive Plan;	☐	☐	☐
	03 04 05	John V. Jaggers Darren R. Jamison Noam Lotan	08 09	Holly A. Van Deursen Darrell J. Wilk		5.	Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2009; and	☐	☐	☐
						6.	In their discretion, the proxies may vote upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.
										YES
INSTRUCTION: To WITHHOLD authority to vote for any individual nominee listed above, WRITE that nominee's name in the lined sections provided below.							I plan to attend the meeting:			☐
							STOCKHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Signature	Signature	Date

Note: The signature should correspond exactly with the name appearing on the certificate evidencing your Common Stock. If more than one name appears, all should sign. Joint owners should each sign personally.

^    FOLD AND DETACH HERE    ^

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 8:59 p.m., Pacific Daylight Time (11:59 p.m.,
Eastern Daylight Time), on August 27, 2008.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet	OR	Telephone	OR	Mail
http://www.eproxy.com/cpst		1-800-435-6710		Mark, sign and date
your proxy card
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.		and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
CAPSTONE TURBINE CORPORATION
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS AUGUST 28, 2008

           The undersigned stockholder of CAPSTONE TURBINE CORPORATION (the "Company") acknowledges receipt of a copy of the Annual Report and the proxy statement and, revoking any proxy heretofore given, hereby appoints Darren R. Jamison and Edward I. Reich, or either of them, with full power of substitution, as proxies and attorneys-in-fact of the undersigned, to attend the Annual Meeting of Stockholders of the Company to be held at the Ronald Reagan Presidential Library and Museum, located at 40 Presidential Drive, Simi Valley, California 93065, on August 28, 2008, at 9:00 A.M., and any adjournments or postponements thereof, and authorizes each of them to vote all the shares of Common Stock of the Company held of record by the undersigned on June 30, 2008 that the undersigned would be entitled to vote if personally present.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS LISTED IN THE PROXY STATEMENT.

(Continued, and to be marked, dated and signed, on the reverse side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

^    FOLD AND DETACH HERE    ^

CAPSTONE TURBINE CORPORATION

21211 NORDHOFF STREET
CHATSWORTH, CALIFORNIA 91311

2008 ANNUAL MEETING
AUGUST 28, 2008

YOUR VOTE IS IMPORTANT TO CAPSTONE

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD BY TEARING OFF THE
TOP PORTION OF THIS SHEET AND RETURNING IT IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.

THE PROXY CARD MUST BE SIGNED AND DATED.

QuickLinks

PROPOSAL 1 ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS
PROPOSAL 2 APPROVAL OF THE RIGHTS AGREEMENT
PROPOSAL 3 APPROVAL OF THE CAPSTONE TURBINE CORPORATION EXECUTIVE PERFORMANCE INCENTIVE PLAN
PROPOSAL 4 APPROVAL OF AN AMENDMENT TO THE CAPSTONE TURBINE CORPORATION AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN
PROPOSAL 5 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
GOVERNANCE OF THE COMPANY AND PRACTICES OF THE BOARD OF DIRECTORS
AUDIT COMMITTEE REPORT
FEES AND SERVICES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE OFFICERS OF THE COMPANY
EXECUTIVE COMPENSATION
COMPENSATION OF DIRECTORS
Securities Authorized for Issuance Under Equity Compensation Plans
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OTHER INFORMATION
Appendix A CAPSTONE TURBINE CORPORATION EXECUTIVE PERFORMANCE INCENTIVE PLAN
RECITALS
Article I. Definitions
Article II. Administration
Article III. Award Eligibility and Limitations
Article IV. Payment of Compensation under Award
Article V. General Provisions
Appendix B AMENDMENT TO THE CAPSTONE TURBINE CORPORATION AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN
RECITALS